UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 – October 31,2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Fund inception 06/08/1949
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Growth Index is an unmanaged index which measures the  performance of those Russell 1000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Growth A#	18.94%	1.72%	-0.11%
Growth A##	12.40%	0.57%	-0.68%
Growth B#	18.06%	1.03%	NA*
Growth B##	13.06%	0.69%	NA*
Growth C#	18.06%	0.99%	-0.81%
Growth C##	17.06%	0.99%	-0.81%
Growth I#	19.42%	2.03%	0.27%
Growth L#	19.28%	1.96%	0.11%
Growth L##	13.61%	0.97%	-0.37%
Growth R3#	18.69%	1.61%	0.02%
Growth R4#	19.03%	1.87%	0.15%
Growth R5#	18.83%	2.01%	0.21%
Growth Y#	19.50%	2.19%	0.30%
Russell 1000 Growth Index	19.65%	3.21%	-2.52%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Classes A, B, C and Y shares were offered beginning on 2/19/02. Performance prior to that date for Classes A and Y is that of the Fund's Class L shares and for Class C is that of the Fund's Class N shares, respectively, which had lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, C and Y shares expenses were applied during that period. (Class N shares are no longer offered.) Class I shares commenced operations on 8/31/06. Performance from 2/19/02 to 8/31/06 reflects Class A performance, prior to 2/19/02 reflects Class L performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance from 2/19/02 to 12/22/06 reflects Class Y performance, prior to 2/19/02 reflects Class L performance. The Fund's performance information prior to 4/1/01 reflects when the Fund was managed by a previous investment adviser.

Portfolio Managers
Andrew J. Shilling, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Growth Fund returned 18.94%,  before sales charge, for the twelve-month period ended October 31,  2010 underperforming the Fund’s benchmark, the Russell 1000  Growth Index, which returned 19.65% for the same period. The Fund outperformed the 14.35% average return of the Lipper Large-Cap  Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

2

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period higher. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks. Favorable economic data also helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period.

Nine of out of the ten sectors in the Russell 1000 Growth Index had positive returns for the period as performance varied considerably across sectors. Telecommunication Services (+40%), Consumer Discretionary (+33%), and Industrials (+31%) performed the best, while Utilities (-7%) was the only sector to post negative returns for the period. Energy (+3%) and Health Care (+13%) also lagged on a relative basis. Growth stocks (+20%) outperformed Value stocks (+16%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

Weak security selection in Consumer Discretionary, Financials, and Industrials contributed to underperformance relative to the benchmark. This was partially offset by strong security selection in Information Technology. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, helped relative performance largely due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Consumer Staples and Health Care and overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Industrials and Consumer Discretionary during the period.

Goldman Sachs (Financials), Wells Fargo (Financials), and Lincoln National (Financials) were the top detractors from relative performance during the period. Shares of bank holding company Goldman Sachs came under pressure amid financial reform and the news of an investigation by U.S. federal prosecutors. Wells Fargo, a diversified financial services company, saw its share price decline due to U.S. financial reform legislation concerns and potential headwinds for the company's net interest income. Shares of life insurer Lincoln National underperformed along with the broader financial sector, amid concerns about the company’s variable annuity business and the potential negative impact of low interest rates. Dell (Information Technology), Microsoft (Information Technology), and Masco (Industrials) were top detractors from absolute performance.

Top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns were NetApp (Information Technology), Priceline.com (Consumer Discretionary), and Cummins (Industrials). Shares of data storage equipment and services company NetApp moved higher after the company reported better-than-expected quarterly earnings driven by strong operating margins. The company also issued solid earnings guidance due to continued market share gains and a healthy enterprise spending environment for storage. Online travel company Priceline.com issued better-than-expected revenue and earnings and gave bullish earnings guidance as the company continued to gain market share, driving shares higher. Shares of Cummins, a global manufacturer of low emission and energy efficient trucks, rose on strong revenue and earnings numbers as the economic recovery drove strength in the company’s engines and components businesses. Apple (Information Technology) and Oracle (Information Technology) were also top contributors to absolute returns.

What is the outlook?

Despite some weaker signs, we believe global growth remains positive, led by emerging markets. The U.S. recovery, particularly in terms of jobs creation, may be slower than some would like, but we believe the trend remains positive. While we remain mindful of additional factors that may impact the pace of the recovery, including sovereign debt issues in Europe, the impact of any resulting fiscal restraint on growth, increased government regulation, and continued pressure on housing, we believe the economy will continue to expand.

In this environment, we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon our assessment of the attractiveness of each company’s fundamentals and valuation. As a result of this bottom up stock selection, at the end of the period our largest overweight sector positions versus the benchmark were Information Technology, Financials, and Industrials. Consumer Staples, Health Care, and Energy were the Fund’s largest underweight positions at the end of the period, relative to the Fund’s benchmark.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	5.1%
Banks (Financials)	3.4
Capital Goods (Industrials)	13.7
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	4.0
Energy (Energy)	5.6
Food, Beverage & Tobacco (Consumer Staples)	1.1
Health Care Equipment & Services (Health Care)	0.8
Insurance (Financials)	2.5
Materials (Materials)	3.3
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.7
Retailing (Consumer Discretionary)	5.0
Semiconductors & Semiconductor Equipment (Information Technology)	7.4
Software & Services (Information Technology)	20.0
Technology Hardware & Equipment (Information Technology)	18.6
Transportation (Industrials)	1.1
Short-Term Investments	0.5
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.6%
	Automobiles & Components - 5.1%
802	Ford Motor Co. ●	$11,332
319	Harley-Davidson, Inc.	9,797
379	Johnson Controls, Inc.	13,299
		34,428
	Banks - 3.4%
311	Banco Santander Brasil S.A.	4,479
308	Itau Unibanco Banco Multiplo S.A. ADR	7,568
438	Wells Fargo & Co.	11,421
		23,468
	Capital Goods - 13.7%
127	3M Co.	10,679
147	Boeing Co.	10,399
87	Caterpillar, Inc.	6,844
98	Cummins, Inc.	8,639
83	Eaton Corp.	7,331
176	Illinois Tool Works, Inc.	8,028
250	Ingersoll-Rand plc	9,844
94	Joy Global, Inc.	6,683
302	PACCAR, Inc.	15,467
34	Precision Castparts Corp.	4,652
45	Siemens AG ADR	5,195
		93,761
	Consumer Durables & Apparel - 3.2%
180	Coach, Inc.	8,999
52	NIKE, Inc. Class B	4,233
86	Polo Ralph Lauren Corp.	8,367
		21,599
	Consumer Services - 1.7%
302	International Game Technology	4,709
172	MGM Resorts International ●	1,885
175	Starbucks Corp.	4,973
		11,567
	Diversified Financials - 4.0%
213	Ameriprise Financial, Inc.	11,035
102	Goldman Sachs Group, Inc.	16,367
		27,402
	Energy - 5.6%
28	Anadarko Petroleum Corp.	1,713
144	Consol Energy, Inc.	5,303
96	EOG Resources, Inc.	9,211
113	National Oilwell Varco, Inc.	6,087
40	Occidental Petroleum Corp.	3,163
187	Schlumberger Ltd.	13,081
		38,558
	Food, Beverage & Tobacco - 1.1%
223	Green Mountain Coffee Roasters ●	7,353

	Health Care Equipment & Services - 0.8%
132	Covidien plc	5,256

	Insurance - 2.5%
593	Lincoln National Corp.	14,513
116	Progressive Corp.	2,449
		16,962
	Materials - 3.3%
58	Barrick Gold Corp.	2,776
84	BHP Billiton Ltd. ADR	6,957
76	Freeport-McMoRan Copper & Gold, Inc.	7,217
75	Mosaic Co.	5,486
		22,436
	Media - 1.4%
661	News Corp. Class A	9,556

	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
109	Celgene Corp. ●	6,749
87	Teva Pharmaceutical Industries Ltd. ADR	4,511
		11,260
	Retailing - 5.0%
138	Kohl's Corp. ●	7,072
431	Lowe's Co., Inc.	9,195
30	Priceline.com, Inc. ●	11,451
306	Staples, Inc.	6,258
		33,976
	Semiconductors & Semiconductor Equipment - 7.4%
597	Altera Corp.	18,620
293	Analog Devices, Inc.	9,855
290	Broadcom Corp. Class A	11,811
332	Texas Instruments, Inc.	9,820
		50,106
	Software & Services - 20.0%
144	Accenture plc	6,426
241	BMC Software, Inc. ●	10,935
120	Citrix Systems, Inc. ●	7,682
117	Cognizant Technology Solutions Corp. ●	7,597
567	eBay, Inc. ●	16,896
34	Google, Inc. ●	20,614
979	Microsoft Corp.	26,082
829	Oracle Corp.	24,383
132	Rovi Corp. ●	6,684
146	VeriSign, Inc. ●	5,060
277	Western Union Co.	4,867
		137,226
	Technology Hardware & Equipment - 18.6%
118	Apple, Inc. ●	35,515
1,177	Cisco Systems, Inc. ●	26,878
59	Dolby Laboratories, Inc. Class A ●	3,612
834	EMC Corp. ●	17,529
361	Juniper Networks, Inc. ●	11,679
393	NetApp, Inc. ●	20,922
241	Qualcomm, Inc.	10,873
		127,008
	Transportation - 1.1%
46	C.H. Robinson Worldwide, Inc.	3,269
44	FedEx Corp.	3,893
		7,162
	Total common stocks
	(cost $548,264)	$679,084

	Total long-term investments
	(cost $548,264)	$679,084

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $784,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $800)
$784	0.23%, 10/31/2010		$784
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $475,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $485)
475	0.23%, 10/31/2010		475
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,142,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $2,184)
2,142	0.22%, 10/31/2010		2,142
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $2, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $2)
2	0.21%, 10/31/2010		2
			3,403
	Total short-term investments
	(cost $3,403)		$3,403

	Total investments
	(cost $551,667) ▲	100.1%	$682,487
	Other assets and liabilities	(0.1)%	(839)
	Total net assets	100.0%	$681,648

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.7% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $558,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$136,611
Unrealized Depreciation	(12,565)
Net Unrealized Appreciation	$124,046

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$679,084	$679,084	$–	$–
Short-Term Investments	3,403	–	3,403	–
Total	$682,487	$679,084	$3,403	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $551,667)	$682,487
Cash	—
Receivables:
Investment securities sold	6,264
Fund shares sold	943
Dividends and interest	439
Other assets	82
Total assets	690,215
Liabilities:
Payables:
Investment securities purchased	7,525
Fund shares redeemed	800
Investment management fees	83
Administrative fees	—
Distribution fees	29
Accrued expenses	130
Total liabilities	8,567
Net assets	$681,648
Summary of Net Assets:
Capital stock and paid-in-capital	$688,648
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(137,833)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	130,833
Net assets	$681,648

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$16.14/$17.08
Shares outstanding	16,562
Net assets	$267,340
Class B: Net asset value per share	$13.53
Shares outstanding	1,296
Net assets	$17,522
Class C: Net asset value per share	$13.53
Shares outstanding	3,217
Net assets	$43,521
Class I: Net asset value per share	$16.33
Shares outstanding	3,646
Net assets	$59,539
Class L: Net asset value per share/Maximum offering price per share	$16.50/$17.32
Shares outstanding	11,472
Net assets	$189,238
Class R3: Net asset value per share	$16.42
Shares outstanding	14
Net assets	$233
Class R4: Net asset value per share	$16.61
Shares outstanding	211
Net assets	$3,507
Class R5: Net asset value per share	$16.69
Shares outstanding	8
Net assets	$134
Class Y: Net asset value per share	$16.83
Shares outstanding	5,979
Net assets	$100,614

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6,512
Interest	15
Less: Foreign tax withheld	(77)
Total investment income	6,450

Expenses:
Investment management fees	4,989
Administrative services fees	5
Transfer agent fees	852
Distribution fees
Class A	657
Class B	184
Class C	438
Class L	455
Class R3	1
Class R4	7
Custodian fees	9
Accounting services fees	80
Registration and filing fees	122
Board of Directors' fees	15
Audit fees	23
Other expenses	123
Total expenses (before waivers and fees paid indirectly)	7,960
Expense waivers	(32)
Transfer agent fee waivers	(33)
Commission recapture	(20)
Custodian fee offset	—
Total waivers and fees paid indirectly	(85)
Total expenses, net	7,875
Net Investment Loss	(1,425)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	49,389
Net realized gain on foreign currency contracts	29
Net realized loss on other foreign currency transactions	(28)
Net Realized Gain on Investments and Foreign Currency Transactions	49,390
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	68,725
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	5
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	68,730
Net Gain on Investments and Foreign Currency Transactions	118,120
Net Increase in Net Assets Resulting from Operations	$116,695

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(1,425)	$1,329
Net realized gain (loss) on investments and foreign currency transactions	49,390	(160,105)
Net unrealized appreciation of investments and foreign currency transactions	68,730	262,584
Net Increase In Net Assets Resulting From Operations	116,695	103,808
Distributions to Shareholders:
From net investment income
Class I	(239)	—
Class L	(500)	—
Class R3	—	—
Class R4	(5)	—
Class R5	—	—
Class Y	(509)	—
Total distributions	(1,253)	—
Capital Share Transactions:
Class A	(39,203)	(79,462)
Class B	(4,827)	(3,364)
Class C	(8,332)	(8,149)
Class I	(4,679)	(750)
Class L	(20,296)	(18,332)
Class R3	36	85
Class R4	449	786
Class R5	26	27
Class Y	(16,861)	(29,680)
Net decrease from capital share transactions	(93,687)	(138,839)
Net Increase (Decrease) In Net Assets	21,755	(35,031)
Net Assets:
Beginning of period	659,893	694,924
End of period	$681,648	$659,893
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$1,251

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex- dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

10

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and

11

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.  Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

12

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$29	$—	$29
Total	$—	$—	$—	$29	$—	$29

13

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,253	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(131,059)
Unrealized Appreciation †	124,059
Total Accumulated Deficit	$(7,000)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains

14

on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,427
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	19
Capital Stock and Paid-In-Capital	(1,446)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$131,059
Total	$131,059

As of October 31, 2010, the Fund utilized $39,805 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

15

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.10% on the first $100 million of average daily net assets. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $100 million	0.9000%
On next $150 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.42%	1.50%	1.20%	0.90%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.42%	1.55%	1.25%	0.95%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.29%	1.23%	1.27%	1.27%		1.31%
Class B Shares	2.05	1.68	1.91	2.08		2.08
Class C Shares	1.99	2.04	1.97	1.98		2.00
Class I Shares	0.90	0.93	0.89	0.90		0.91	*
Class L Shares	1.04	1.06	1.03	1.04		1.03
Class R3 Shares	1.53	1.54	1.55	1.57	†
Class R4 Shares	1.20	1.22	1.20	1.18	†
Class R5 Shares	0.92	0.94	0.92	0.91	†
Class Y Shares	0.80	0.83	0.80	0.81		0.81

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $414 and contingent deferred sales charges of $27 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $56. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The

17

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	23.90%
Class B	0.01	23.00
Class C	0.01	23.08
Class I	0.01	24.35
Class L	0.01	24.20
Class Y	0.01	24.50

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	6
Class R5	7

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$369,734
Sales Proceeds Excluding U.S. Government Obligations	465,425

18

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,081	—	(4,737)	—	(2,656)	10,597	—	(16,584)	—	(5,987)
Amount	$30,559	$—	$(69,762)	$—	$(39,203)	$113,197	$—	$(192,659)	$—	$(79,462)
Class B
Shares	15	—	(405)	—	(390)	165	—	(507)	—	(342)
Amount	$188	$—	$(5,015)	$—	$(4,827)	$1,564	$—	$(4,928)	$—	$(3,364)
Class C
Shares	284	—	(961)	—	(677)	577	—	(1,425)	—	(848)
Amount	$3,522	$—	$(11,854)	$—	$(8,332)	$5,532	$—	$(13,681)	$—	$(8,149)
Class I
Shares	1,726	15	(2,059)	—	(318)	1,305	—	(1,462)	—	(157)
Amount	$25,815	$221	$(30,715)	$—	$(4,679)	$16,060	$—	$(16,810)	$—	$(750)
Class L
Shares	182	32	(1,568)	—	(1,354)	273	—	(1,849)	—	(1,576)
Amount	$2,760	$480	$(23,536)	$—	$(20,296)	$3,225	$—	$(21,557)	$—	$(18,332)
Class R3
Shares	5	—	(3)	—	2	8	—	—	—	8
Amount	$75	$—	$(39)	$—	$36	$91	$—	$(6)	$—	$85
Class R4
Shares	49	—	(20)	—	29	85	—	(20)	—	65
Amount	$751	$5	$(307)	$—	$449	$1,041	$—	$(255)	$—	$786
Class R5
Shares	9	—	(7)	—	2	2	—	—	—	2
Amount	$137	$1	$(112)	$—	$26	$28	$—	$(1)	$—	$27
Class Y
Shares	501	33	(1,622)	—	(1,088)	668	—	(3,249)	—	(2,581)
Amount	$7,596	$508	$(24,965)	$—	$(16,861)	$7,871	$—	$(37,551)	$—	$(29,680)
Total
Shares	4,852	80	(11,382)	—	(6,450)	13,680	—	(25,096)	—	(11,416)
Amount	$71,403	$1,215	$(166,305)	$—	$(93,687)	$148,609	$—	$(287,448)	$—	$(138,839)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	67	$1,005
For the Year Ended October 31, 2009	45	$523

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

19

The Hartford Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

20

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21

The Hartford Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$13.57	$(0.05)	$–	$2.62	$2.57	$–	$–	$–	$–	$2.57	$16.14
B	11.46	(0.16)	–	2.23	2.07	–	–	–	–	2.07	13.53
C	11.46	(0.15)	–	2.22	2.07	–	–	–	–	2.07	13.53
I	13.73	0.01	–	2.65	2.66	(0.06)	–	–	(0.06)	2.60	16.33
L	13.87	(0.01)	–	2.68	2.67	(0.04)	–	–	(0.04)	2.63	16.50
R3	13.84	(0.07)	–	2.66	2.59	(0.01)	–	–	(0.01)	2.58	16.42
R4	13.98	(0.03)	–	2.69	2.66	(0.03)	–	–	(0.03)	2.63	16.61
R5	14.10	0.01	–	2.64	2.65	(0.06)	–	–	(0.06)	2.59	16.69
Y	14.15	0.03	–	2.72	2.75	(0.07)	–	–	(0.07)	2.68	16.83

For the Year Ended October 31, 2009
A	11.59	0.02	–	1.96	1.98	–	–	–	–	1.98	13.57
B	9.83	(0.03)	–	1.66	1.63	–	–	–	–	1.63	11.46
C	9.86	(0.07)	–	1.67	1.60	–	–	–	–	1.60	11.46
I	11.69	0.05	–	1.99	2.04	–	–	–	–	2.04	13.73
L	11.83	0.04	–	2.00	2.04	–	–	–	–	2.04	13.87
R3	11.86	(0.02)	–	2.00	1.98	–	–	–	–	1.98	13.84
R4	11.94	0.01	–	2.03	2.04	–	–	–	–	2.04	13.98
R5	12.00	0.04	–	2.06	2.10	–	–	–	–	2.10	14.10
Y	12.03	0.08	–	2.04	2.12	–	–	–	–	2.12	14.15

For the Year Ended October 31, 2008 (E)
A	21.25	(0.05)	–	(8.03)	(8.08)	–	(1.58)	–	(1.58)	(9.66)	11.59
B	18.39	(0.13)	–	(6.85)	(6.98)	–	(1.58)	–	(1.58)	(8.56)	9.83
C	18.45	(0.14)	–	(6.87)	(7.01)	–	(1.58)	–	(1.58)	(8.59)	9.86
I	21.34	0.02	–	(8.09)	(8.07)	–	(1.58)	–	(1.58)	(9.65)	11.69
L	21.60	–	–	(8.19)	(8.19)	–	(1.58)	–	(1.58)	(9.77)	11.83
R3	21.76	(0.08)	–	(8.24)	(8.32)	–	(1.58)	–	(1.58)	(9.90)	11.86
R4	21.82	(0.03)	–	(8.27)	(8.30)	–	(1.58)	–	(1.58)	(9.88)	11.94
R5	21.87	0.02	–	(8.31)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.00
Y	21.90	0.04	–	(8.33)	(8.29)	–	(1.58)	–	(1.58)	(9.87)	12.03

For the Year Ended October 31, 2007
A	18.45	(0.07)	–	4.17	4.10	–	(1.30)	–	(1.30)	2.80	21.25
B	16.25	(0.21)	–	3.65	3.44	–	(1.30)	–	(1.30)	2.14	18.39
C	16.29	(0.19)	–	3.65	3.46	–	(1.30)	–	(1.30)	2.16	18.45
I	18.46	–	–	4.18	4.18	–	(1.30)	–	(1.30)	2.88	21.34
`L(G)	18.69	(0.05)	–	4.26	4.21	–	(1.30)	–	(1.30)	2.91	21.60
R3(H)	18.15	(0.08)	–	3.69	3.61	–	–	–	–	3.61	21.76
R4(H)	18.15	(0.01)	–	3.68	3.67	–	–	–	–	3.67	21.82
R5(H)	18.15	–	–	3.72	3.72	–	–	–	–	3.72	21.87
Y	18.89	0.02	–	4.29	4.31	–	(1.30)	–	(1.30)	3.01	21.90

For the Year Ended October 31, 2006
A	17.32	(0.07)	–	1.20	1.13	–	–	–	–	1.13	18.45
B	15.38	(0.20)	–	1.07	0.87	–	–	–	–	0.87	16.25
C	15.40	(0.18)	–	1.07	0.89	–	–	–	–	0.89	16.29
I(K)	17.64	–	–	0.82	0.82	–	–	–	–	0.82	18.46
L	17.50	(0.02)	–	1.21	1.19	–	–	–	–	1.19	18.69
Y	17.65	0.01	–	1.23	1.24	–	–	–	–	1.24	18.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Classes H, M and N were merged into Class L on February 9, 2007.
(H)	Commenced operations on December 22, 2006.
(I)	Not annualized.
(J)	Annualized.
(K)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

18.94%		$267,340	1.29%		1.29%		1.29%		(0.32)%		57%
18.06		17,522	2.28		2.05		2.05		(1.08)		–
18.06		43,521	1.99		1.99		1.99		(1.02)		–
19.42		59,539	0.90		0.90		0.90		0.06		–
19.28		189,238	1.05		1.04		1.04		(0.07)		–
18.69		233	1.62		1.53		1.53		(0.58)		–
19.03		3,507	1.20		1.20		1.20		(0.24)		–
18.83		134	0.94		0.93		0.93		0.03		–
19.50		100,614	0.81		0.81		0.81		0.16		–

17.08		260,833	1.44		1.24		1.24		0.15		94
16.58		19,319	2.49		1.69		1.69		(0.30)		–
16.23		44,604	2.09		2.05		2.05		(0.67)		–
17.45		54,433	0.94		0.94		0.94		0.43		–
17.24		177,922	1.08		1.07		1.07		0.31		–
16.69		163	1.73		1.55		1.55		(0.25)		–
17.09		2,541	1.23		1.23		1.23		0.12		–
17.50		91	0.96		0.95		0.95		0.39		–
17.62		99,987	0.84		0.84		0.84		0.56		–

(40.77)		292,129	1.27		1.27		1.27		(0.27)		106
(41.16)		19,936	2.24		1.91		1.91		(0.91)		–
(41.19)		46,757	1.97		1.97		1.97		(0.96)		–
(40.53)		48,174	0.89		0.89		0.89		0.14		–
(40.61)		170,321	1.05		1.03		1.03		(0.03)		–
(40.93)		53	1.71		1.55		1.55		(0.51)		–
(40.70)		1,394	1.20		1.20		1.20		(0.17)		–
(40.56)		51	0.92		0.92		0.92		0.09		–
(40.50)		116,109	0.80		0.80		0.80		0.21		–

23.92	(F)	627,677	1.27		1.27		1.27		(0.35)		89
23.02	(F)	41,359	2.22		2.09		2.09		(1.17)		–
23.10	(F)	85,303	1.98		1.98		1.98		(1.06)		–
24.37	(F)	35,626	0.91		0.91		0.91		0.02		–
24.22	(F)	323,581	1.06		1.05		1.05		(0.27)		–
19.89	(I)	16	1.56	(J)	1.56	(J)	1.56	(J)	(0.67	) (J)	–
20.22	(I)	282	1.17	(J)	1.17	(J)	1.17	(J)	(0.28	) (J)	–
20.50	(I)	63	0.90	(J)	0.90	(J)	0.90	(J)	(0.01	) (J)	–
24.52	(F)	103,251	0.81		0.81		0.81		0.10		–

6.52		707,000	1.34		1.33		1.33		(0.38)		92
5.66		44,064	2.22		2.09		2.09		(1.14)		–
5.78		85,469	2.02		2.02		2.02		(1.07)		–
4.65	(I)	1,961	0.96	(J)	0.96	(J)	0.96	(J)	(0.52	) (J)	–
6.80		274,890	1.05		1.05		1.05		(0.10)		–
7.03		130,594	0.83		0.83		0.83		0.08		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Fund of The Hartford Mutual Funds II, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class I	0.060	N/A	N/A	0.060
Class L	0.040	N/A	N/A	0.040
Class R3	0.006	N/A	N/A	0.006
Class R4	0.027	N/A	N/A	0.027
Class R5	0.059	N/A	N/A	0.059
Class Y	0.072	N/A	N/A	0.072

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,022.78	$6.53	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class B	$1,000.00	$1,019.66	$10.44	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$1,019.66	$10.03	$1,000.00	$1,015.27	$10.01	1.97	184	365
Class I	$1,000.00	$1,025.09	$4.54	$1,000.00	$1,020.72	$4.53	0.89	184	365
Class L	$1,000.00	$1,024.82	$5.21	$1,000.00	$1,020.06	$5.19	1.02	184	365
Class R3	$1,000.00	$1,022.45	$7.75	$1,000.00	$1,017.54	$7.73	1.52	184	365
Class R4	$1,000.00	$1,024.10	$6.02	$1,000.00	$1,019.26	$6.01	1.18	184	365
Class R5	$1,000.00	$1,025.10	$4.64	$1,000.00	$1,020.62	$4.63	0.91	184	365
Class Y	$1,000.00	$1,025.64	$3.98	$1,000.00	$1,021.27	$3.97	0.78	184	365

29

The Hartford Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fees by 0.10% on the first $100 million of assets and eliminated the first breakpoint; and (ii) lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.05% and Class Y shares by 0.10%. The Board noted that HIFSCO had also decided to: (i) remove the transfer agent and fund accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010; and (ii) adjust the contractual expense limitation for the Fund’s Class L shares, effective March 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Growth Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Growth Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Opportunities Fund inception 03/31/1963
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Growth Index is an unmanaged index which measures the  performance of those Russell 1000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

Russell 3000 Growth Index is an unmanaged index that measures the  performance of those Russell 3000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year

Growth Opportunities A#	19.77%	3.25%	0.28%
Growth Opportunities A##	13.18%	2.08%	-0.29%
Growth Opportunities B#	18.84%	2.48%	NA*
Growth Opportunities B##	13.84%	2.18%	NA*
Growth Opportunities C#	19.07%	2.52%	-0.42%
Growth Opportunities C##	18.07%	2.52%	-0.42%
Growth Opportunities I#	20.23%	3.58%	0.70%
Growth Opportunities L#	20.13%	3.50%	0.52%
Growth Opportunities L##	14.43%	2.49%	0.03%
Growth Opportunities R3#	19.56%	3.16%	0.43%
Growth Opportunities R4#	19.93%	3.44%	0.56%
Growth Opportunities R5#	20.34%	3.66%	0.67%
Growth Opportunities Y#	20.44%	3.75%	0.71%
Russell 1000 Growth Index	19.65%	3.21%	-2.52%
Russell 3000 Growth Index	20.31%	3.28%	-2.25%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Classes A, B, C and Y shares were offered beginning on 2/19/02. Performance prior to that date for Classes A and Y is that of the Fund’s Class L shares and for Class C is that of the Fund’s Class N shares, respectively, which had lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, C and Y shares expenses were applied during that period. (Class N shares are no longer offered.) Class I shares commenced operations on 8/31/06. Performance from 2/19/02 to 8/31/06 reflects Class A performance, prior to 2/19/02 reflects Class L performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance from 2/19/02 to 12/22/06 reflects Class Y performance, prior to 2/19/02 reflects Class L performance. The Fund’s performance information prior to 4/1/01 reflects when the Fund was managed by a previous investment adviser.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Stephen Mortimer	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Growth Opportunities Fund returned 19.77%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the Russell 3000 Growth, which returned 20.31%, and outperforming its other benchmark the Russell 1000 Growth Index, which returned 19.65% for the same period. The Fund underperformed the 21.02% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

2

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the second and third quarters of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank heightened.

In this environment, large-cap stocks (+16.5%) underperformed mid-cap stocks (+27.6%) and small-cap stocks (+26.6%) during the period, as measured by the S&P 500, S&P MidCap 400, and Russell 2000 indices, respectively. Growth stocks (+20.3%) outperformed Value stocks (+16.4%), as measured by the Russell 3000 Growth and Russell 3000 Value indices, respectively. Nine of the ten sectors of the Russell 3000 Growth Index had positive returns, with Telecommunication Services, Consumer Discretionary, and Industrials posting the largest returns while Utilities posted negative returns.

The Fund benefited from strong security selection in Information Technology, Materials, and Consumer Discretionary. This was partially offset by weaker selection in Industrials, Health Care, and Financials. Sector allocation, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, was additive to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results due to our overweight (i.e the Fund’s sector position was greater than the benchmark position) allocation to the Consumer Discretionary sector and underweight (i.e the Fund’s sector position was less than the benchmark position) allocation to the Consumer Staples sector. A modest cash position also detracted from relative returns in an upward trending market.

The top detractors from absolute and relative performance during the period were NVIDIA (Information Technology), Research in Motion (Information Technology), and Adobe Systems (Information Technology). Shares of NVIDIA, a computer graphics processing card maker, fell on market fears of a slowdown in PC sales and uncertainty around new product growth. We eliminated our position during the period. Research in Motion, a wireless handset manufacturer, saw its stock price fall on concerns of increased competition from smart phones. The share price of Adobe Systems, a digital media software company, fell due to investor concern about the sustainability of sales growth following the launch of the company’s Creative Suite 5 product cycle. We eliminated our position during the period.

Among the top relative contributors to performance during the period were SanDisk (Information Technology), Apple (Information Technology), and Dufry Group (Consumer Discretionary). SanDisk, the world's largest supplier of flash (NAND) storage cards, released results that surprised on the upside. Management raised guidance on the back of strong OEM business growth and higher gross margins. Shares of Apple benefited from the continued success of the iPhone and high expectations for the recently launched iPad tablet computer. Dufry Group, a Switzerland-based retail company specializing in the travel sector, reported above consensus results for the first half of 2010 along with strong growth prospects, particularly in Latin America, which helped drive the stock price higher. Oracle (Information Technology) was among the top contributors to absolute returns.

What is the outlook?

March marked the one year anniversary of recession-induced lows in global capital markets. Since that bottom in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus work their way through the system. In the current moderate growth environment we are looking to identify secular growers and are seeking companies exposed to the continued strong growth in emerging markets. We have found what we consider to be several compelling new holdings to add to the portfolio with attractive risk-reward characteristics, in some cases with high upside optionality to certain scenarios we consider likely. We also added to our positions in Health Care stocks during the period, supported by our conviction in the upside potential of certain stocks in this sector.

We continue to focus our research efforts on identifying stocks of companies whose future growth seems underpriced. At the end of the period, our bottom-up decisions resulted in overweights in the Health Care, Consumer Discretionary and Financials sectors and underweights in the Consumer Staples, Energy, and Industrials sectors relative to the benchmark.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	4.4%
Banks (Financials)	3.8
Capital Goods (Industrials)	6.9
Commercial & Professional Services (Industrials)	1.3
Consumer Durables & Apparel (Consumer
Discretionary)	4.1
Diversified Financials (Financials)	3.9
Energy (Energy)	5.2
Food, Beverage & Tobacco (Consumer Staples)	2.5
Health Care Equipment & Services (Health Care)	6.7
Insurance (Financials)	0.1
Materials (Materials)	4.5
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	9.9
Retailing (Consumer Discretionary)	9.3
Semiconductors & Semiconductor Equipment
(Information Technology)	4.1
Software & Services (Information Technology)	13.7
Technology Hardware & Equipment (Information
Technology)	11.5
Telecommunication Services (Services)	1.3
Transportation (Industrials)	2.9
Short-Term Investments	3.1
Other Assets and Liabilities	(0.5)
Total	100.0%

3

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Automobiles & Components - 4.4%
443	Daimler AG	$29,162
1,316	Ford Motor Co. ●	18,589
862	Johnson Controls, Inc.	30,263
		78,014
	Banks - 3.8%
1,622	Banco Santander Brasil S.A.	23,362
880	Itau Unibanco Banco Multiplo S.A. ADR	21,620
847	Wells Fargo & Co.	22,098
		67,080
	Capital Goods - 6.9%
432	Boeing Co.	30,495
1,144	Ingersoll-Rand plc	44,986
863	Komatsu Ltd.	21,100
525	Navistar International Corp. ●	25,295
		121,876
	Commercial & Professional Services - 1.3%
405	Manpower, Inc.	22,182

	Consumer Durables & Apparel - 4.1%
530	Coach, Inc.	26,505
784	Jarden Corp.	25,147
443	Pandora A/S ●	21,492
		73,144
	Diversified Financials - 3.9%
348	Ameriprise Financial, Inc.	18,009
141	Goldman Sachs Group, Inc.	22,613
1,163	Invesco Ltd.	26,740
		67,362
	Energy - 5.2%
307	Anadarko Petroleum Corp.	18,884
183	Apache Corp.	18,517
220	Consol Energy, Inc.	8,098
173	EOG Resources, Inc.	16,569
206	Occidental Petroleum Corp.	16,213
243	Peabody Energy Corp.	12,834
		91,115
	Food, Beverage & Tobacco - 2.5%
1,330	Green Mountain Coffee Roasters ●	43,883

	Health Care Equipment & Services - 6.7%
760	Aetna, Inc.	22,700
582	CIGNA Corp.	20,477
327	Edwards Lifesciences Corp. ●	20,912
1,205	Hologic, Inc. ●	19,307
919	UnitedHealth Group, Inc.	33,126
		116,522
	Insurance - 0.1%
2	Brasil Insurance Participacoes e Administracao S.A	1,588

	Materials - 4.5%
105	CF Industries Holdings, Inc.	12,866
283	Freeport-McMoRan Copper & Gold, Inc.	26,813
426	Mosaic Co.	31,159
594	Vallar plc ●	8,727
		79,565
	Media - 1.3%
631	DreamWorks Animation SKG, Inc. ●	22,288

	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
707	Amylin Pharmaceuticals, Inc. ●	9,206
509	Auxilium Pharmaceuticals, Inc. ●	12,605
430	Celgene Corp. ●	26,702
554	Elan Corp. plc ADR ●	3,017
991	Mylan, Inc. ●	20,129
1,012	Pharmaceutical Product Development, Inc..	26,120
505	Shionogi & Co., Ltd.	8,817
413	Teva Pharmaceutical Industries Ltd. ADR	21,445
439	Thermo Fisher Scientific, Inc. ●	22,594
472	Watson Pharmaceuticals, Inc. ●	22,000
		172,635
	Retailing - 9.3%
285	Advance Automotive Parts, Inc.	18,526
423	Bed Bath & Beyond, Inc. ●	18,552
258	Dufry Group	30,046
464	Family Dollar Stores, Inc.	21,437
50	Netflix, Inc. ●	8,713
67	Priceline.com, Inc. ●	25,337
462	Ross Stores, Inc.	27,224
593	Staples, Inc.	12,143
		161,978
	Semiconductors & Semiconductor Equipment - 4.1%
1,019	Broadcom Corp. Class A	41,502
360	Marvell Technology Group Ltd. ●	6,953
1,108	Maxim Integrated Products, Inc.	23,997
		72,452
	Software & Services - 13.7%
1,515	Activision Blizzard, Inc.	17,376
226	Citrix Systems, Inc. ●	14,467
386	Cognizant Technology Solutions Corp. ●	25,131
1,254	eBay, Inc. ●	37,370
88	Google, Inc. ●	54,127
2,150	Oracle Corp.	63,213
847	Tencent Holdings Ltd.	19,459
265	Teradata Corp. ●	10,442
		241,585
	Technology Hardware & Equipment - 11.5%
371	Apple, Inc. ●	111,533
1,319	EMC Corp. ●	27,715
2,081	Hughes Telematics, Inc. ●	6,036
1,211	Qualcomm, Inc.	54,664
		199,948
	Telecommunication Services - 1.3%
422	American Tower Corp. Class A ●	21,779

	Transportation - 2.9%
530	Expeditors International of Washington, Inc.	26,146
272	FedEx Corp.	23,869
		50,015
	Total common stocks
	(cost $1,442,606)	$1,705,011

	Total long-term investments
	(cost $1,442,606)	$1,705,011

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.1%
	Repurchase Agreements - 3.1%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $12,446,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034
	- 2040, value of $12,695)
$12,446	0.23%, 10/31/2010		$12,446
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $7,540,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023
	- 2040, value of $7,690)
7,539	0.23%, 10/31/2010		7,539
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $33,988,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $34,667)
33,988	0.22%, 10/31/2010		33,988
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $34, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $35)
34	0.21%, 10/31/2010		34
			54,007
	Total short-term investments
	(cost $54,007)		$54,007

	Total investments
	(cost $1,496,613) ▲	100.5%	$1,759,018
	Other assets and liabilities	(0.5)%	(7,921)
	Total net assets	100.0%	$1,751,097

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.9% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $1,501,008 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$303,731
Unrealized Depreciation	(45,721)
Net Unrealized Appreciation	$258,010

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Goldman Sachs	Sell	$291	$291	11/03/2010	$–
British Pound	State Street Global Markets LLC	Sell	10	10	11/01/2010	–
British Pound	Westpac International	Sell	155	154	11/02/2010	(1)
Danish Krone	State Street Global Markets LLC	Sell	1,128	1,114	11/01/2010	(14)
Japanese Yen	CS First Boston	Sell	1,052	1,043	11/02/2010	(9)
Japanese Yen	CS First Boston	Sell	1,521	1,515	11/04/2010	(6)
Japanese Yen	Goldman Sachs	Sell	18,238	17,566	01/13/2011	(672)
Japanese Yen	Morgan Stanley	Sell	2,158	2,126	11/01/2010	(32)
Swiss Franc	Brown Brothers Harriman	Sell	1,576	1,565	11/01/2010	(11)
						$(745)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$1,705,011	$1,594,839	$108,584	$1,588
Short-Term Investments	54,007	–	54,007	–
Total	$1,759,018	$1,594,839	$162,591	$1,588
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	745	–	745	–
Total	$745	$–	$745	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$—	$—	$—	*	$—	$1,588	$—	$—	$—	$1,588
Total	$—	$—	$—		$—	$1,588	$—	$—	$—	$1,588

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,496,613)	$1,759,018
Cash	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	23,618
Fund shares sold	4,668
Dividends and interest	464
Other assets	108
Total assets	1,787,876
Liabilities:
Unrealized depreciation on foreign currency contracts	745
Payables:
Investment securities purchased	30,499
Fund shares redeemed	4,862
Investment management fees	207
Administrative fees	2
Distribution fees	69
Accrued expenses	395
Total liabilities	36,779
Net assets	$1,751,097
Summary of Net Assets:
Capital stock and paid-in-capital	$2,191,062
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(701,698)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	261,733
Net assets	$1,751,097

Shares authorized	23,750,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$24.78/$26.22
Shares outstanding	17,410
Net assets	$431,465
Class B: Net asset value per share	$19.93
Shares outstanding	1,734
Net assets	$34,559
Class C: Net asset value per share	$19.98
Shares outstanding	7,855
Net assets	$156,903
Class I: Net asset value per share	$25.10
Shares outstanding	19,742
Net assets	$495,439
Class L: Net asset value per share/Maximum offering price per share	$25.47/$26.74
Shares outstanding	16,820
Net assets	$428,324
Class R3: Net asset value per share	$25.31
Shares outstanding	426
Net assets	$10,772
Class R4: Net asset value per share	$25.63
Shares outstanding	1,669
Net assets	$42,770
Class R5: Net asset value per share	$25.85
Shares outstanding	550
Net assets	$14,203
Class Y: Net asset value per share	$25.94
Shares outstanding	5,269
Net assets	$136,662

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$14,532
Interest	167
Less: Foreign tax withheld	(194)
Total investment income	14,505

Expenses:
Investment management fees	14,235
Administrative services fees	92
Transfer agent fees	3,452
Distribution fees
Class A	1,638
Class B	360
Class C	1,685
Class L	1,041
Class R3	49
Class R4	99
Custodian fees	16
Accounting services fees	239
Registration and filing fees	205
Board of Directors' fees	43
Audit fees	60
Other expenses	449
Total expenses (before waivers and fees paid indirectly)	23,663
Expense waivers	(50)
Transfer agent fee waivers	(257)
Commission recapture	(82)
Custodian fee offset	—
Total waivers and fees paid indirectly	(389)
Total expenses, net	23,274
Net Investment Loss	(8,769)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	274,159
Net realized loss on foreign currency contracts	(7,198)
Net realized gain on other foreign currency transactions	614
Net Realized Gain on Investments and Foreign Currency Transactions	267,575
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	96,625
Net unrealized depreciation of foreign currency contracts	(659)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(44)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	95,922
Net Gain on Investments and Foreign Currency Transactions	363,497
Net Increase in Net Assets Resulting from Operations	$354,728

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(8,769)	$1,748
Net realized gain (loss) on investments and foreign currency transactions	267,575	(585,319)
Net unrealized appreciation of investments and foreign currency transactions	95,922	752,697
Net Increase In Net Assets Resulting From Operations	354,728	169,126
Distributions to Shareholders:
From net investment income
Class I	(652)	—
Class L	(171)	—
Class R5	(24)	—
Class Y	(471)	—
Total distributions	(1,318)	—
Capital Share Transactions:
Class A	(437,436)	(460,639)
Class B	(8,016)	(5,031)
Class C	(45,990)	(41,773)
Class I	54,866	217,341
Class L	(48,677)	(37,045)
Class R3	674	2,114
Class R4	290	12,092
Class R5	(169)	7,524
Class Y	(63,992)	19,806
Net decrease from capital share transactions	(548,450)	(285,611)
Net Decrease In Net Assets	(195,040)	(116,485)
Net Assets:
Beginning of period	1,946,137	2,062,622
End of period	$1,751,097	$1,946,137
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$1,323

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Opportunities Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex- dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and

12

which are valued using third party pricing services; foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

13

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	–	Unrealized depreciation on foreign	745
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(7,198)	$—	$(7,198)
Total	$—	$—	$—	$(7,198)	$—	$(7,198)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(659)	—	$(659)
Total	$—	$—	$—	$(659)	$—	$(659)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,318	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(697,975)
Unrealized Appreciation †	258,010
Total Accumulated Deficit	$(439,965)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$8,764
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	6,870
Capital Stock and Paid-In-Capital	(15,634)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$68,132
2017	629,843
Total	$697,975

As of October 31, 2010, the Fund utilized $265,653 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

16

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.10% on the first $100 million of average daily net assets. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $100 million	0.9000%
On next $150 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

17

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.36%	2.11%	2.11%	1.11%	1.45%	1.45%	1.15%	0.85%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.36%	2.11%	2.11%	1.11%	1.45%	1.61%	1.31%	1.01%	1.01%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007	2006
Class A Shares	1.32%	1.22%	1.30%	1.31%	1.18%
Class B Shares	2.06	1.82	2.05	2.10	2.05
Class C Shares	1.94	2.02	1.92	1.97	2.05
Class I Shares	0.93	0.97	0.85	0.86	1.11*
Class L Shares	1.00	1.02	1.00	1.03	1.04
Class R3 Shares	1.49	1.53	1.51	1.57†
Class R4 Shares	1.16	1.18	1.18	1.23†
Class R5 Shares	0.86	0.89	0.93	0.92†
Class Y Shares	0.77	0.78	0.77	0.79	0.81

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $835 and contingent deferred sales charges of $93 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

18

payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $128. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	40.34%
Class B	0.04	39.24
Class C	0.04	39.35
Class I	0.03	40.84
Class L	0.03	40.72
Class Y	0.03	41.02

19

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,129,093
Sales Proceeds Excluding U.S. Government Obligations	2,564,659

6.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,602	—	(24,289)	—	(18,687)	22,375	—	(47,862)	—	(25,487)
Amount	$127,587	$—	$(565,023)	$—	$(437,436)	$389,494	$—	$(850,133)	$—	$(460,639)
Class B
Shares	33	—	(468)	—	(435)	299	—	(648)	—	(349)
Amount	$615	$—	$(8,631)	$—	$(8,016)	$4,216	$—	$(9,247)	$—	$(5,031)
Class C
Shares	838	—	(3,338)	—	(2,500)	2,604	—	(5,477)	—	(2,873)
Amount	$15,523	$—	$(61,513)	$—	$(45,990)	$37,010	$—	$(78,783)	$—	$(41,773)
Class I
Shares	13,596	19	(11,101)	—	2,514	16,997	—	(6,116)	—	10,881
Amount	$314,735	$432	$(260,301)	$—	$54,866	$328,781	$—	$(111,440)	$—	$217,341
Class L
Shares	267	7	(2,350)	—	(2,076)	372	—	(2,423)	—	(2,051)
Amount	$6,249	$167	$(55,093)	$—	$(48,677)	$6,754	$—	$(43,799)	$—	$(37,045)
Class R3
Shares	205	—	(179)	—	26	272	—	(154)	—	118
Amount	$4,798	$—	$(4,124)	$—	$674	$4,932	$—	$(2,818)	$—	$2,114
Class R4
Shares	249	—	(238)	—	11	838	—	(177)	—	661
Amount	$5,858	$—	$(5,568)	$—	$290	$15,433	$—	$(3,341)	$—	$12,092
Class R5
Shares	145	1	(152)	—	(6)	466	—	(74)	—	392
Amount	$3,443	$24	$(3,636)	$—	$(169)	$8,977	$—	$(1,453)	$—	$7,524
Class Y
Shares	1,048	18	(3,774)	—	(2,708)	3,091	—	(2,002)	—	1,089
Amount	$24,718	$434	$(89,144)	$—	$(63,992)	$54,480	$—	$(34,674)	$—	$19,806
Total
Shares	21,983	45	(45,889)	—	(23,861)	47,314	—	(64,933)	—	(17,619)
Amount	$503,526	$1,057	$(1,053,033)	$—	$(548,450)	$850,077	$—	$(1,135,688)	$—	$(285,611)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	61	$1,411
For the Year Ended October 31, 2009	29	$526

20

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford Growth Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
For the Year Ended October 31, 2010 (E)
A	$20.69	$(0.13)	$–	$4.22	$4.09	$–	$–	$–	$–	$4.09	$24.78
B	16.77	(0.25)	–	3.41	3.16	–	–	–	–	3.16	19.93
C	16.78	(0.23)	–	3.43	3.20	–	–	–	–	3.20	19.98
I	20.91	(0.05)	–	4.28	4.23	(0.04)	–	–	(0.04)	4.19	25.10
L	21.21	(0.06)	–	4.33	4.27	(0.01)	–	–	(0.01)	4.26	25.47
R3	21.17	(0.18)	–	4.32	4.14	–	–	–	–	4.14	25.31
R4	21.37	(0.10)	–	4.36	4.26	–	–	–	–	4.26	25.63
R5	21.52	(0.03)	–	4.40	4.37	(0.04)	–	–	(0.04)	4.33	25.85
Y	21.59	(0.01)	–	4.42	4.41	(0.06)	–	–	(0.06)	4.35	25.94

For the Year Ended October 31, 2009
A	18.60	0.02	–	2.07	2.09	–	–	–	–	2.09	20.69
B	15.16	(0.09)	–	1.70	1.61	–	–	–	–	1.61	16.77
C	15.21	(0.13)	–	1.70	1.57	–	–	–	–	1.57	16.78
I	18.74	0.02	–	2.15	2.17	–	–	–	–	2.17	20.91
L	19.02	0.05	–	2.14	2.19	–	–	–	–	2.19	21.21
R3	19.08	(0.04)	–	2.13	2.09	–	–	–	–	2.09	21.17
R4	19.19	0.01	–	2.17	2.18	–	–	–	–	2.18	21.37
R5	19.28	0.02	–	2.22	2.24	–	–	–	–	2.24	21.52
Y	19.31	0.10	–	2.18	2.28	–	–	–	–	2.28	21.59

For the Year Ended October 31, 2008 (E)
A	38.24	(0.05)	–	(15.21)	(15.26)	–	(4.38)	–	(4.38)	(19.64)	18.60
B	32.23	(0.22)	–	(12.47)	(12.69)	–	(4.38)	–	(4.38)	(17.07)	15.16
C	32.27	(0.19)	–	(12.49)	(12.68)	–	(4.38)	–	(4.38)	(17.06)	15.21
I	38.39	0.07	–	(15.25)	(15.18)	(0.09)	(4.38)	–	(4.47)	(19.65)	18.74
L	38.91	0.03	–	(15.53)	(15.50)	(0.01)	(4.38)	–	(4.39)	(19.89)	19.02
R3	39.18	(0.11)	–	(15.61)	(15.72)	–	(4.38)	–	(4.38)	(20.10)	19.08
R4	39.33	(0.02)	–	(15.68)	(15.70)	(0.06)	(4.38)	–	(4.44)	(20.14)	19.19
R5	39.39	0.06	–	(15.72)	(15.66)	(0.07)	(4.38)	–	(4.45)	(20.11)	19.28
Y	39.43	0.10	–	(15.76)	(15.66)	(0.08)	(4.38)	–	(4.46)	(20.12)	19.31

For the Year Ended October 31, 2007
A	29.33	(0.03)	0.01	11.05	11.03	–	(2.12)	–	(2.12)	8.91	38.24
B	25.23	(0.20)	0.01	9.31	9.12	–	(2.12)	–	(2.12)	7.00	32.23
C	25.24	(0.10)	–	9.25	9.15	–	(2.12)	–	(2.12)	7.03	32.27
I	29.34	0.01	–	11.16	11.17	–	(2.12)	–	(2.12)	9.05	38.39
L(G)	29.73	0.04	0.01	11.25	11.30	–	(2.12)	–	(2.12)	9.18	38.91
R3(H)	29.39	(0.08)	–	9.87	9.79	–	–	–	–	9.79	39.18
R4(H)	29.39	(0.01)	–	9.95	9.94	–	–	–	–	9.94	39.33
R5(H)	29.39	–	–	10.00	10.00	–	–	–	–	10.00	39.39
Y(G)	30.04	0.15	0.01	11.35	11.51	–	(2.12)	–	(2.12)	9.39	39.43

For the Year Ended October 31, 2006
A	27.84	(0.07)	–	3.59	3.52	–	(2.03)	–	(2.03)	1.49	29.33
B	24.42	(0.25)	–	3.09	2.84	–	(2.03)	–	(2.03)	0.81	25.23
C	24.42	(0.23)	–	3.08	2.85	–	(2.03)	–	(2.03)	0.82	25.24
I(K)	27.95	(0.01)	–	1.40	1.39	–	–	–	–	1.39	29.34
L	28.17	(0.06)	–	3.65	3.59	–	(2.03)	–	(2.03)	1.56	29.73
Y	28.37	0.02	–	3.68	3.70	–	(2.03)	–	(2.03)	1.67	30.04

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Classes H, M and N were merged into Class L and Class Z was merged into Class Y on February 9, 2007.
(H)	Commenced operations on December 22, 2006.
(I)	Not annualized.
(J)	Annualized.
(K)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

19.77%	$431,465	1.35%	1.32%	1.32%	(0.57)%	115%
18.84	34,559	2.18	2.07	2.07	(1.33)	–
19.07	156,903	1.95	1.95	1.95	(1.21)	–
20.23	495,439	0.93	0.93	0.93	(0.22)	–
20.13	428,324	1.02	1.00	1.00	(0.27)	–
19.56	10,772	1.49	1.49	1.49	(0.77)	–
19.93	42,770	1.17	1.17	1.17	(0.44)	–
20.34	14,203	0.87	0.87	0.87	(0.14)	–
20.44	136,662	0.77	0.77	0.77	(0.04)	–

11.24	746,980	1.47	1.24	1.24	0.11	137
10.62	36,371	2.36	1.84	1.84	(0.53)	–
10.32	173,788	2.04	2.04	2.04	(0.72)	–
11.58	360,198	0.99	0.99	0.99	0.23	–
11.51	400,716	1.05	1.04	1.04	0.27	–
10.95	8,468	1.55	1.55	1.55	(0.28)	–
11.36	35,421	1.21	1.21	1.21	0.05	–
11.62	11,967	0.92	0.92	0.92	0.20	–
11.81	172,228	0.80	0.80	0.80	0.50	–

(44.66)	1,145,281	1.31	1.31	1.31	(0.19)	142
(45.07)	38,167	2.13	2.05	2.05	(0.93)	–
(44.97)	201,128	1.93	1.93	1.93	(0.81)	–
(44.35)	118,918	0.86	0.86	0.86	0.25	–
(44.50)	398,391	1.02	1.01	1.01	0.11	–
(44.77)	5,391	1.52	1.52	1.52	(0.39)	–
(44.60)	19,129	1.19	1.19	1.19	(0.08)	–
(44.41)	3,169	0.93	0.93	0.93	0.22	–
(44.38)	133,048	0.78	0.78	0.78	0.34	–

40.39(F)	989,969	1.42	1.31	1.31	(0.12)	120
39.29(F)	56,396	2.18	2.11	2.11	(0.88)	–
39.40(F)	201,274	1.98	1.98	1.98	(0.82)	–
40.89(F)	40,678	0.86	0.86	0.86	0.09	–
40.77(F)	789,757	1.05	1.04	1.04	0.12	–
33.31(I)	322	1.58(J)	1.58(J)	1.58(J)	(0.69)(J)	–
33.82(I)	3,402	1.23(J)	1.23(J)	1.23(J)	(0.18)(J)	–
34.03(I)	81	0.92(J)	0.92(J)	0.92(J)	0.01(J)	–
41.07(F)	138,065	0.80	0.80	0.80	0.53	–

13.35	420,220	1.60	1.20	1.20	(0.31)	131
12.36	33,670	2.26	2.08	2.08	(1.18)	–
12.40	47,366	2.09	2.07	2.07	(1.17)	–
4.97(I)	74	1.15(J)	1.11(J)	1.11(J)	(0.43)(J)	–
13.45	570,541	1.07	1.07	1.07	(0.18)	–
13.76	73,685	0.85	0.83	0.83	0.08	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Opportunities Fund of The Hartford Mutual Funds II, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Growth Opportunities Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class I	0.036	N/A	N/A	0.036
Class L	0.009	N/A	N/A	0.009
Class R5	0.043	N/A	N/A	0.043
Class Y	0.058	N/A	N/A	0.058

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,027.43	$6.59	$1,000.00	$1,018.70	$6.56	1.29%	184	365
Class B	$1,000.00	$1,023.59	$10.46	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$1,024.62	$9.85	$1,000.00	$1,015.48	$9.80	1.93	184	365
Class I	$1,000.00	$1,029.56	$4.66	$1,000.00	$1,020.62	$4.63	0.91	184	365
Class L	$1,000.00	$1,029.10	$5.01	$1,000.00	$1,020.27	$4.99	0.98	184	365
Class R3	$1,000.00	$1,026.78	$7.51	$1,000.00	$1,017.80	$7.48	1.47	184	365
Class R4	$1,000.00	$1,028.56	$5.88	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R5	$1,000.00	$1,030.33	$4.35	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class Y	$1,000.00	$1,030.59	$3.84	$1,000.00	$1,021.42	$3.82	0.75	184	365

29

The Hartford Growth Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Growth Opportunities Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford Growth Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.10% on the first $100 million of assets and eliminated the first breakpoint; and (ii) lowered the contractual expense limitations for the Fund’s Class R3, Class R4, Class R5, and Class Y shares by 0.16%. The Board noted that HIFSCO had also decided to: (i) remove the transfer agent and fund accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010; and (ii) adjust the contractual expense limitation for the Fund’s Class L shares, effective March 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford SmallCap Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford SmallCap Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford SmallCap Growth Fund inception 01/04/1988
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
SmallCap Growth A#	34.91%	1.78%	-1.58%
SmallCap Growth A##	27.49%	0.64%	-2.14%
SmallCap Growth B#	33.86%	1.14%	NA*
SmallCap Growth B##	28.86%	0.79%	NA*
SmallCap Growth C#	33.92%	0.96%	-2.31%
SmallCap Growth C##	32.92%	0.96%	-2.31%
SmallCap Growth I#	35.27%	1.88%	-1.30%
SmallCap Growth L#	35.21%	1.88%	-1.52%
SmallCap Growth L##	28.79%	0.89%	-2.00%
SmallCap Growth R3#	34.57%	1.63%	-1.51%
SmallCap Growth R4#	34.98%	1.81%	-1.42%
SmallCap Growth R5#	35.39%	2.05%	-1.31%
SmallCap Growth Y#	35.52%	2.10%	-1.28%
Russell 2000 Growth Index	28.67%	3.99%	1.15%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Classes A, B, C and Y shares were offered beginning on 2/19/02. Performance prior to that date for Class A and Y is that of the Fund's Class L shares and for Class C is that of the Fund's N shares, respectively, which had lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, C and Y shares expenses were applied during that period. (Class N shares are no longer offered.) Class I shares commenced operations on 8/31/06. Performance from 2/19/02 to 8/31/06 reflects Class A performance, prior to 2/19/02 reflects Class L performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance from to 2/19/02 to 12/22/06 eflects Class Y performance, prior to 2/19/02 reflects Class L perfromance. The Fund's performance information prior to 4/1/01 reflects when the Fund was managed by a previous investment adviser.

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA*
Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 34.91%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 28.67%. For the same period, the Fund also outperformed the27.63% average return of Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

2

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period.

Small-cap (+26.6%) and mid-cap (+27.6%) stocks outperformed large-cap stocks (+16.5%) during the period, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Value (+24.4%) stocks underperformed Growth (+28.7%) stocks during the period, as measured by the Russell 2000 Value and Russell 2000 Growth Indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+39%), Materials (+36%), and Consumer Discretionary (+29%) sectors performed best, while Utilities (+7%) and Health Care (+18%) lagged on a relative basis.

Fund performance was driven by stock selection. Outperformance relative to the benchmark reflected strong selection in the Health Care, Information Technology, and Energy sectors, which more than offset weaker selection in the Consumer Discretionary and Materials sectors. Sector allocation, particularly overweight allocations to Utilities and Health Care, detracted modestly from relative results.

Among the top contributors to absolute and relative performance were Riverbed Technology (Health Care), Salix Pharmaceutical (Health Care), and Skyworks Solutions (Information Technology). Riverbed Technology is a wide area network (WAN) applications and services firm, providing telecommunications links across metropolitan, regional, or national boundaries. Shares rose as the company announced results that exceeded expectations. Management also raised guidance on solid revenue gains and strong operating leverage. Salix, a pharmaceutical company, received Food and Drug Adminstration approval and subsequently released a new Irritable Bowel Syndrome drug Xifaxan, driving shares higher. Shares of Skyworks Solutions, which sells components for cellular phones, rose as the company’s revenue exceeded expectations. Skyworks also raised its earnings guidance due to strong demand for its products.Sykes Enterprises (Industrials), and Sotheby’s (Consumer Discretionary) detracted most from relative returns during the period. Shares of Sykes Enterprises, a leading customer service center provider, came under pressure as a result of lower than expected earnings in first and second quarters of 2010. This was primarily driven by a weak macroeconomic environment. Shares of auction house Sotheby’s rose as demand for art rebounded. Not owning the stock, which is a component of the benchmark, detracted from relative results. Top detractors from absolute returns during the period included Grand Canyon Education (Consumer Discretionary) and XenoPort (Health Care).

What is the outlook?

Throughout much of the recent downturn, developed market fiscal and monetary stimulus provided much-needed support to the global economy. While this was beneficial in the short term, over the long term it has the potential to open the door to imbalances in the economy as the government squeezes out private sector growth. As the recovery progresses and stimulus spending winds down, we believe that growth in the more efficient, productivity-enhancing private sector will again be the primary driver behind rising GDP. This productive growth can help foster a self-sustaining economic cycle, which could further economic expansion.

The Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Health Care, Energy, and Financials and most underweight (i.e. the Fund’s sector position was less than the benchmark position) in Industrials, Consumer Discretionary, and Information Technology relative to the Russell 2000 Growth Index.

Effective July 21, 2010, Wellington Management Company, LLP became the sole sub-adviser for The Hartford SmallCap Growth Fund. Effective the same date, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

* Added as a Portfolio Manager as of July 21, 2010.

as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Banks (Financials)	1.5
Capital Goods (Industrials)	11.4
Commercial & Professional Services (Industrials)	2.6
Consumer Durables & Apparel (Consumer Discretionary)	3.9
Consumer Services (Consumer Discretionary)	4.2
Diversified Financials (Financials)	1.8
Energy (Energy)	4.9
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	8.8
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	0.7
Materials (Materials)	4.2
Media (Consumer Discretionary)	0.8
Other Investment Pools and Funds (Financials)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.8
Real Estate (Financials)	1.3
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	5.1
Software & Services (Information Technology)	14.6
Technology Hardware & Equipment (Information Technology)	7.1
Telecommunication Services (Services)	1.5
Transportation (Industrials)	1.3
Utilities (Utilities)	0.5
Short-Term Investments	1.8
Other Assets and Liabilities	(1.4)
Total	100.0%

3

The Hartford SmallCap Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.4%
13	American Axle & Manufacturing Holdings,
	Inc. ●	$120
81	Amerigon, Inc. ●	873
11	Cooper Tire & Rubber Co.	207
32	Dana Holding Corp. ●	454
11	Federal Mogul Corp. ●	219
59	Tenneco Automotive, Inc. ●	1,922
		3,795
	Banks - 1.5%
79	Boston Private Financial Holdings, Inc.	452
8	Cardinal Financial Corp.	81
29	Columbia Banking Systems, Inc.	532
27	Danvers Bancorp, Inc.	410
52	Flushing Financial Corp.	682
56	MGIC Investment Corp. ●	497
23	Signature Bank ●	988
18	Southside Bancshares, Inc.	346
		3,988
	Capital Goods - 11.4%
25	A.O. Smith Corp.	1,417
18	Aaon, Inc.	437
30	Acuity Brands, Inc.	1,482
6	Alamo Group, Inc.	156
4	Albany International Corp. Class A	90
89	Altra Holdings, Inc. ●	1,317
19	Applied Industrial Technologies, Inc.	566
31	Applied Signal Technology	1,037
101	ArvinMeritor, Inc. ●	1,673
33	AZZ, Inc.	1,243
2	Baldor Electric Co.	92
42	Belden, Inc.	1,166
8	Blount International ●	126
8	Briggs & Stratton Corp.	135
56	Ceradyne, Inc. ●	1,322
49	Chart Industries, Inc. ●	1,137
13	Cubic Corp.	570
7	DXP Enterprises, Inc. ●	139
29	Esterline Technologies Corp. ●	1,747
36	Franklin Electric Co., Inc.	1,310
28	Gencorp, Inc. ●	136
4	General Cable Corp. ●	118
5	GeoEye, Inc. ●	219
101	GrafTech International Ltd. ●	1,670
11	Graham Corp.	189
3	Heico Corp.	134
1	Hubbell, Inc. Class B	35
51	Kaydon Corp.	1,789
24	Lennox International, Inc.	964
12	Lindsay Corp.	708
43	Moog, Inc. Class A ●	1,602
2	Nacco Industries, Inc. Class A	183
13	NCI Building Systems, Inc. ●	131
1	Oshkosh Corp. ●	25
5	Polypore International, Inc. ●	180
31	Powell Industries, Inc. ●	958
8	SauerDanfoss, Inc. ●	173
30	Teledyne Technologies, Inc. ●	1,252
4	Tennant Co.	138
1	Thomas & Betts Corp. ●	35
11	Timken Co.	453
9	Titan International, Inc.	135
4	Toro Co.	206
21	TransDigm Group, Inc. ●	1,378
5	Trimas Corp. ●	80
6	Woodward Governor Co.	184
		30,237
	Commercial & Professional Services - 2.6%
5	Administaff, Inc.	126
156	APAC TeleServices, Inc. ●	945
15	Consolidated Graphics, Inc. ●	713
7	Corporate Executive Board Co.	221
46	Deluxe Corp.	944
1	Ennis, Inc.	18
4	Exponent, Inc. ●	137
3	HNI Corp.	81
42	Knoll, Inc.	642
7	M & F Worldwide Corp. ●	175
14	Navigant Consulting, Inc. ●	131
60	Sykes Enterprises, Inc. ●	1,003
11	Tetra Tech, Inc. ●	239
30	Towers Watson & Co.	1,563
		6,938
	Consumer Durables & Apparel - 3.9%
3	Blyth, Inc.	114
16	Brunswick Corp.	252
59	Carter's, Inc. ●	1,461
17	Cherokee, Inc.	309
9	Deckers Outdoor Corp. ●	532
45	Iconix Brand Group, Inc. ●	779
5	Kenneth Cole Productions, Inc. Class A ●	62
110	Liz Claiborne, Inc. ●	676
38	Maidenform Brands, Inc. ●	1,025
6	Oxford Industries, Inc.	134
31	Polaris Industries, Inc.	2,228
201	Quiksilver, Inc. ●	836
9	Timberland Co. Class A ●	195
22	True Religion Apparel, Inc. ●	454
7	Under Armour, Inc. Class A ●	311
18	Warnaco Group, Inc. ●	951
5	Wolverine World Wide, Inc.	143
		10,462
	Consumer Services - 4.2%
17	Bally Technologies, Inc. ●	628
–	Biglari Holdings, Inc. ●	147
8	California Pizza Kitchen, Inc. ●	135
108	Cheesecake Factory, Inc. ●	3,130
8	Coinstar, Inc. ●	475
1	CPI Corp.	19
21	Domino's Pizza, Inc. ●	313
64	Grand Canyon Education, Inc. ●	1,198
62	K12, Inc. ●	1,739
44	Krispy Kreme Doughnuts, Inc. ●	246
40	P.F. Chang's China Bistro, Inc.	1,819
11	Sotheby's Holdings	464
55	Texas Roadhouse, Inc. ●	843
		11,156
	Diversified Financials - 1.8%
12	BGC Partners, Inc.	82

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Diversified Financials - 1.8% - (continued)
6	Cash America International, Inc.	$218
77	Compass Diversified Holdings	1,315
52	Ezcorp, Inc. ●	1,119
20	Financial Engines, Inc. ●	297
18	Life Partners Holdings, Inc.	330
20	Newstar Financial, Inc. ●	153
3	Portfolio Recovery Associate ●	181
27	Stifel Financial ●	1,261
3	World Acceptance Corp. ●	119
		5,075
	Energy - 4.9%
14	Abraxas Petroleum Corp. ●	42
4	Callon Petroleum Corp. ●	19
24	Cheniere Energy, Inc. ●	77
11	Cloud Peak Energy, Inc. ●	188
68	Complete Production Services, Inc. ●	1,603
141	CVR Energy, Inc. ●	1,339
33	Dril-Quip, Inc. ●	2,287
7	Exco Resources, Inc.	109
18	ION Geophysical Corp. ●	89
311	Kodiak Oil & Gas Corp. ●	1,281
5	Matrix Service Co. ●	45
7	McMoRan Exploration Co. ●	118
14	Natural Gas Services Group ●	227
37	Petroleum Development Corp. ●	1,139
23	PetroQuest Energy, Inc. ●	126
92	Rosetta Resources, Inc. ●	2,190
8	RPC, Inc.	174
22	SM Energy Co.	923
6	Stone Energy Corp. ●	93
151	Vaalco Energy, Inc. ●	889
5	W&T Offshore, Inc.	56
		13,014
	Food & Staples Retailing - 0.1%
3	Casey's General Stores, Inc.	137

	Food, Beverage & Tobacco - 1.5%
8	Boston Beer Co., Inc. Class A ●	552
4	Cal-Maine Foods, Inc.	102
155	Darling International, Inc. ●	1,556
9	Heckmann Corp. ●	36
32	Vector Group Ltd.	602
63	Zhongpin, Inc. ●	1,264
		4,112
	Health Care Equipment & Services - 8.8%
15	Align Technology, Inc. ●	258
29	Alliance Healthcare Services, Inc. ●	115
66	American Medical Systems Holdings ●	1,331
13	Amerigroup Corp. ●	523
3	Analogic Corp.	128
80	Angiodynamics, Inc. ●	1,139
5	Centene Corp. ●	107
1	Chemed Corp.	50
46	Corvel Corp. ●	2,043
64	Cyberonics, Inc. ●	1,762
110	Dexcom, Inc. ●	1,515
29	Hanger Orthopedic Group, Inc. ●	533
38	HealthSouth Corp. ●	686
103	Healthspring, Inc. ●	2,995
49	Masimo Corp.	1,490
18	Medidata Solutions, Inc. ●	343
31	Omnicell, Inc. ●	432
5	Orthofix International N.V. ●	126
51	Owens & Minor, Inc.	1,458
4	Providence Service Corp. ●	60
–	Quality Systems	27
26	Quidel Corp. ●	295
10	Rural/Metro Corp. ●	85
8	Sirona Dental Systems, Inc. ●	313
19	Sonosight, Inc. ●	589
1	STERIS Corp.	28
54	Symmetry Medical, Inc. ●	474
10	Team Health Holdings ●	129
22	Triple-S Management Corp., Class B ●	368
28	U.S. Physical Therapy, Inc. ●	526
24	Volcano Corp. ●	581
36	Wellcare Health Plans, Inc. ●	1,003
58	Zoll Medical Corp. ●	1,884
		23,396
	Household & Personal Products - 1.1%
11	Inter Parfums, Inc.	195
4	Medifast, Inc. ●	100
86	Nu Skin Enterprises, Inc. Class A	2,616
6	Revlon, Inc. ●	69
3	Schiff Nutrition International	28
1	Usana Health Sciences, Inc. ●	23
1	WD40 Co.	31
		3,062
	Insurance - 0.7%
14	Allied World Assurance Holdings Ltd.	778
58	Amerisafe, Inc. ●	1,103
2	Validus Holdings Ltd.	70
		1,951
	Materials - 4.2%
1	Arch Chemicals, Inc.	35
4	Ashland, Inc.	184
4	Calgon Carbon Corp. ●	60
2	Clearwater Paper Corp. ●	167
52	General Moly, Inc. ●	273
51	Georgia Gulf Corp. ●	1,030
55	Golden Star Resources Ltd. ●	286
10	Graham Packaging Co., Inc. ●	122
3	Kraton Performance Polymers ●	101
9	Minerals Technologies, Inc.	505
3	Nalco Holding Co.	83
2	Neenah Paper, Inc.	25
1	Newmarket Corp.	71
25	Noranda Aluminium Holding Corp. ●	249
66	Olin Corp.	1,325
9	Omnova Solutions, Inc. ●	75
9	PolyOne Corp. ●	120
23	Rock Tenn Co. Class A	1,334
28	Senomyx, Inc. ●	141
94	Silgan Holdings, Inc.	3,182
8	Solutia, Inc. ●	141
3	Stepan Co.	175
68	Stillwater Mining Co. ●	1,210
11	Titanium Metals Corp. ●	213

The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Materials - 4.2% - (continued)
4	W.R. Grace & Co. ●	$125
		11,232
	Media - 0.8%
82	Arbitron, Inc.	2,066

	Pharmaceuticals, Biotechnology & Life Sciences - 11.8%
59	Akorn, Inc. ●	263
159	Alkermes, Inc. ●	1,841
195	Arena Pharmaceuticals, Inc. ●	322
37	ARIAD Pharmaceuticals, Inc. ●	135
143	Bruker Corp. ●	2,148
148	Cadence Pharmaceuticals, Inc. ●	1,313
59	Celera Corp. ●	334
143	Celldex Therapeutics, Inc. ●	637
106	Cubist Pharmaceuticals, Inc. ●	2,457
23	Cumberland Pharmaceuticals, Inc. ●	147
263	Cytokinetics, Inc. ●	695
1	Dionex Corp. ●	47
7	Emergent Biosolutions, Inc. ●	132
9	Genomic Health, Inc. ●	133
19	Impax Laboratories, Inc. ●	359
119	Incyte Corp. ●	1,976
104	Inspire Pharmaceuticals, Inc. ●	730
8	Ironwood Pharmaceuticals, Inc. ●	91
12	Jazz Pharmaceuticals, Inc. ●	127
14	Kendle International, Inc. ●	124
129	Medicines Co. ●	1,646
19	Medicis Pharmaceutical Corp. Class A	562
48	Nabi Biopharmaceuticals ●	237
12	Nektar Therapeutics ●	173
17	Neurocrine Biosciences, Inc. ●	136
4	NPS Pharmaceuticals, Inc. ●	25
12	Obagi Medical Products, Inc. ●	135
46	Onyx Pharmaceuticals, Inc. ●	1,223
48	PAREXEL International Corp. ●	1,041
60	PDL Biopharma, Inc.	312
42	Pharmasset, Inc. ●	1,567
21	Questcor Pharmaceuticals ●	252
88	Regeneron Pharmaceuticals, Inc. ●	2,285
82	Rigel Pharmaceuticals, Inc. ●	680
74	Salix Pharmaceuticals Ltd. ●	2,799
60	Santarus, Inc. ●	189
33	Sciclone Pharmaceuticals, Inc. ●	110
163	Seattle Genetics, Inc. ●	2,680
58	Spectrum Pharmaceuticals, Inc. ●	247
40	Vanda Pharmaceuticals, Inc. ●	293
28	ViroPharma, Inc. ●	455
		31,058
	Real Estate - 1.3%
89	Anworth Mortgage Asset Corp.	621
51	Colonial Properties Trust	913
42	DuPont Fabros Technology, Inc.	1,042
34	Felcor Lodging Trust, Inc. ●	208
59	MFA Mortgage Investments, Inc.	464
18	Strategic Hotels & Resorts, Inc. ●	83
		3,331
	Retailing - 5.8%
28	Big Lots, Inc. ●	891
39	Children's Place Retail Stores, Inc. ●	1,723
37	Citi Trends, Inc. ●	774
17	Collective Brands, Inc. ●	263
44	Core-Mark Holding Co., Inc. ●	1,436
36	DSW, Inc. ●	1,211
14	Express, Inc. ●	193
7	HSN, Inc. ●	195
5	Jo-Ann Stores, Inc. ●	207
36	Joseph A. Bank Clothiers, Inc. ●	1,561
60	Nutri/System, Inc.	1,149
14	OfficeMax, Inc. ●	252
76	Overstock.com, Inc. ●	1,016
21	Pier 1 Imports, Inc. ●	183
3	Retail Ventures, Inc. ●	36
21	Select Comfort Corp. ●	176
1	Shoe Carnival, Inc. ●	15
58	Shutterfly, Inc. ●	1,746
3	The Finish Line, Inc.	45
45	Ulta Salon, Cosmetics & Fragrances, Inc. ●.	1,377
10	Williams-Sonoma, Inc.	321
23	Zumiez, Inc. ●	590
		15,360
	Semiconductors & Semiconductor Equipment - 5.1%
41	Amkor Technology, Inc. ●	294
46	Atheros Communications, Inc. ●	1,415
41	Axcelis Technologies, Inc. ●	89
13	AXT, Inc. ●	111
7	Cabot Microelectronics Corp. ●	276
79	Conexant Systems, Inc. ●	119
193	GT Solar International, Inc. ●	1,586
41	Integrated Device Technology, Inc. ●	241
12	Integrated Silicon Solution, Inc. ●	93
29	Lattice Semiconductor Corp. ●	142
22	LTX-Credence Corp. ●	140
46	Micrel, Inc.	543
98	MIPS Technologies, Inc. Class A ●	1,438
113	ON Semiconductor Corp. ●	868
189	RF Micro Devices, Inc. ●	1,379
19	Sigma Designs, Inc. ●	211
149	Skyworks Solutions, Inc. ●	3,416
3	Standard Microsystems Corp. ●	82
25	Tessera Technologies, Inc. ●	491
23	TriQuint Semiconductor, Inc. ●	232
4	Veeco Instruments, Inc. ●	147
17	Zoran Corp. ●	117
		13,430
	Software & Services - 14.6%
3	ACI Worldwide, Inc. ●	81
198	Art Technology Group, Inc. ●	828
59	AsiaInfo-Linkage, Inc. ●	1,315
65	Commvault Systems, Inc. ●	1,880
50	Constant Contact, Inc. ●	1,152
69	CSG Systems International, Inc. ●	1,341
23	Deltek, Inc. ●	181
61	Earthlink, Inc.	550
67	Envestnet, Inc. ●	884
15	Epicor Software Corp. ●	136
51	Global Cash Access, Inc. ●	185
60	Informatica Corp. ●	2,429
15	Interactive Intelligence, Inc. ●	368

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Software & Services - 14.6% - (continued)
66	j2 Global Communications, Inc. ●	$1,739
39	JDA Software Group, Inc. ●	994
59	Lawson Software, Inc. ●	530
1	Lender Processing Services	34
31	Loopnet, Inc. ●	329
36	Magma Design Automation, Inc. ●	153
4	Manhattan Associates, Inc. ●	112
9	Mercadolibre, Inc. ●	589
4	MicroStrategy, Inc. ●	372
62	ModusLink Global Solutions, Inc. ●	408
60	Net 1 UEPS Technologies, Inc. ●	742
16	North American Equity	136
1	Opentable, Inc. ●	56
1	Opnet Technologies, Inc.	27
35	Parametric Technology Corp. ●	747
42	Quest Software, Inc. ●	1,110
35	Rackspace Hosting, Inc. ●	871
13	Renaissance Learning, Inc.	180
44	RightNow Technologies, Inc. ●	1,144
4	Rosetta Stone, Inc. ●	100
159	Sapient Corp.	2,091
57	Solarwinds, Inc. ●	1,040
46	Solera Holdings, Inc.	2,205
34	Sourcefire, Inc. w/Rights ●	811
8	SS&C Technologies Holdings, Inc. ●	140
4	Synchronoss Technologies, Inc. ●	84
9	Take-Two Interactive Software, Inc. ●	95
1	Taleo Corp. Class A ●	29
30	Telenav, Inc. ●	190
32	THQ, Inc. ●	126
111	Tibco Software, Inc. ●	2,132
32	TiVo, Inc. ●	359
12	Travelzoo, Inc. ●	426
6	Unisys Corp. ●	136
198	United Online, Inc.	1,222
22	Valueclick, Inc. ●	301
109	VeriFone Systems, Inc. ●	3,686
1	Websense, Inc. ●	27
49	Wright Express Corp. ●	1,859
		38,662
	Technology Hardware & Equipment - 7.1%
5	Acme Packet, Inc. ●	194
28	Arris Group, Inc. ●	265
55	Aruba Networks, Inc. ●	1,209
2	Blue Coat Systems, Inc. ●	46
13	Comtech Telecommunications Corp.	399
25	Cray, Inc. ●	149
10	Emulex Corp. ●	115
39	Interdigital, Inc. ●	1,313
3	Isilon Systems, Inc. ●	91
2	Loral Space & Communications, Inc. ●	134
38	Multi-Fineline Electronix, Inc. ●	933
4	Newport Corp. ●	61
12	Novatel Wireless, Inc. ●	130
79	Oplink Communications, Inc. ●	1,376
64	Plantronics, Inc.	2,300
41	Polycom, Inc. ●	1,398
168	Power-One, Inc. ●	1,746
42	QLogic Corp. ●	731
9	Richardson Electronics Ltd.	98
74	Riverbed Technology, Inc. ●	4,247
5	Rofin-Sinar Technologies, Inc. ●	140
14	Sanmina-Sci Corp. ●	184
38	Silicon Graphics International ●	286
44	Sonus Networks, Inc. ●	138
4	Synaptics, Inc. ●	94
52	Xyratex Ltd. ●	805
		18,582
	Telecommunication Services - 1.5%
16	AboveNet, Inc. ●	893
21	Atlantic Tele-Network, Inc.	879
18	Cbeyond, Inc. ●	248
20	Global Crossing Ltd. ●	275
21	Neutral Tandem, Inc. ●	309
19	NTELOS Holdings Corp.	345
1	Premiere Global Services, Inc. ●	8
21	TW Telecom, Inc. ●	377
22	USA Mobility, Inc.	363
25	Vonage Holdings Corp. ●	63
		3,760
	Transportation - 1.3%
7	Forward Air Corp.	191
23	Hawaiian Holdings, Inc. ●	167
31	Marten Transport Ltd.	665
23	Pacer International, Inc. ●	128
40	United Continental Holdings, Inc. ●	1,156
55	Werner Enterprises, Inc.	1,164
		3,471
	Utilities - 0.5%
38	UniSource Energy Corp.	1,319

	Total common stocks
	(cost $226,286)	$259,594

EXCHANGE TRADED FUNDS - 1.7%
	Other Investment Pools and Funds - 1.7%
57	iShares Russell 2000 Growth Index Fund	4,419

	Total exchange traded funds
	(cost $4,073)	$4,419

	Total long-term investments
	(cost $230,359)	$264,013

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,127,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $1,149)
$1,127	0.23%, 10/31/2010	$1,127

The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.8% - (continued)
	Repurchase Agreements - 1.8% - (continued)
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $683,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $696)
$683	0.23%, 10/31/2010		$683
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,077,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $3,139)
3,077	0.22%, 10/31/2010		3,077
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $3, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $3)
3	0.21%, 10/31/2010		3
			4,890
	Total short-term investments
	(cost $4,890)		$4,890

	Total investments
	(cost $235,249) ▲	101.4%	$268,903
	Other assets and liabilities	(1.4)%	(3,824)
	Total net assets	100.0%	$265,079

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.0% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $236,614 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,162
Unrealized Depreciation	(10,873)
Net Unrealized Appreciation	$32,289

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford SmallCap Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$259,594	$259,594	$–	$–
Exchange Traded Funds	4,419	4,419	–	–
Short-Term Investments	4,890	–	4,890	–
Total	$268,903	$264,013	$4,890	$–
♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $235,249)	$268,903
Cash	1
Receivables:
Investment securities sold	5,807
Fund shares sold	602
Dividends and interest	42
Other assets	101
Total assets	275,456
Liabilities:
Payables:
Investment securities purchased	10,104
Fund shares redeemed	181
Investment management fees	36
Administrative fees	—
Distribution fees	9
Accrued expenses	47
Total liabilities	10,377
Net assets	$265,079
Summary of Net Assets:
Capital stock and paid-in-capital	$311,968
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(80,543)
Unrealized appreciation of investments	33,654
Net assets	$265,079

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$27.59/$29.20
Shares outstanding	1,941
Net assets	$53,548
Class B: Net asset value per share	$23.80
Shares outstanding	353
Net assets	$8,398
Class C: Net asset value per share	$23.57
Shares outstanding	470
Net assets	$11,084
Class I: Net asset value per share	$27.73
Shares outstanding	194
Net assets	$5,384
Class L: Net asset value per share/Maximum offering price per share	$27.80/$29.19
Shares outstanding	3,217
Net assets	$89,427
Class R3: Net asset value per share	$27.87
Shares outstanding	13
Net assets	$367
Class R4: Net asset value per share	$28.13
Shares outstanding	101
Net assets	$2,831
Class R5: Net asset value per share	$28.46
Shares outstanding	5
Net assets	$132
Class Y: Net asset value per share	$28.54
Shares outstanding	3,290
Net assets	$93,908

The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$1,405
Interest	5
Total investment income	1,410

Expenses:
Investment management fees	1,593
Administrative services fees	5
Transfer agent fees	300
Distribution fees
Class A	123
Class B	83
Class C	105
Class L	205
Class R3	1
Class R4	6
Custodian fees	21
Accounting services fees	30
Registration and filing fees	92
Board of Directors' fees	4
Audit fees	8
Other expenses	59
Total expenses (before waivers and fees paid indirectly)	2,635
Expense waivers	(102)
Transfer agent fee waivers	(82)
Commission recapture	(6)
Custodian fee offset	—
Total waivers and fees paid indirectly	(190)
Total expenses, net	2,445
Net Investment Loss	(1,035)
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	27,328
Net realized gain on futures	49
Net Realized Gain on Investments and Other Financial Instruments	27,377
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	32,820
Net unrealized appreciation of futures	16
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	32,836
Net Gain on Investments and Other Financial Instruments	60,213
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	242
Net Increase in Net Assets Resulting from Operations	$59,420

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(1,035)	$(576)
Net realized gain (loss) on investments and other financial instruments	27,377	(57,323)
Net unrealized appreciation of investments and other financial instruments	32,836	67,765
Payment from affiliate	242	—
Net Increase In Net Assets Resulting From Operations	59,420	9,866
Capital Share Transactions:
Class A	(6,093)	(36,969)
Class B	(2,062)	(1,246)
Class C	(1,709)	(1,470)
Class I	(579)	863
Class L	(9,989)	(6,555)
Class R3	93	131
Class R4	280	395
Class R5	(1,348)	1,006
Class Y	73,578	(19,339)
Net increase (decrease) from capital share transactions	52,171	(63,184)
Net Increase (Decrease) In Net Assets	111,591	(53,318)
Net Assets:
Beginning of period	153,488	206,806
End of period	$265,079	$153,488
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

12

The Hartford SmallCap Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex- dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

13

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

14

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

15

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

i)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

16

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$49	$—	$—	$49
Total	$—	$—	$49	$—	$—	$49

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	16	—	—	$16
Total	$—	$—	$16	$—	$—	$16

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2010, there were no outstanding futures contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal

17

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(79,178)
Unrealized Appreciation †	32,289
Total Accumulated Deficit	$(46,889)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,035
Accumulated Net Realized Gain (Loss) on Investments	(129)
Capital Stock and Paid-In-Capital	(906)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$20,125
2017	59,053
Total	$79,178

As of October 31, 2010, the Fund utilized $26,864 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.25%	1.60%	1.30%	1.00%	0.95%

19

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.25%	1.65%	1.35%	1.05%	1.05%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.40%	1.07%	1.20%	1.30%		1.34%
Class B Shares	2.15	1.49	1.83	2.00		2.00
Class C Shares	2.15	1.86	2.10	2.14		2.13
Class I Shares	1.15	1.08	1.15	1.15		1.15	*
Class L Shares	1.20	1.24	1.12	1.15		1.13
Class R3 Shares	1.63	1.64	1.46	1.65	†
Class R4 Shares	1.33	1.34	1.28	1.35	†
Class R5 Shares	1.04	1.04	1.03	1.05	†
Class Y Shares	0.95	1.02	0.89	0.93		0.90

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $165 and contingent deferred sales charges of $12 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C

20

shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $37. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate – On July 28, 2010, the Fund was reimbursed by HASCO $242 relating to a trading error.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from		Impact from
	Payment from	Total Return	Payment from	Total Return
	Affiliate for trading	Excluding Payment	Affiliate for SEC	Excluding Payment
	error for the	from Affiliate for the	Settlement for the	from Affiliate for the
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2010	October 31, 2010	October 31, 2007	October 31, 2007
Class A	0.14%	34.77%	0.01%	7.17%
Class B	0.16	33.70	0.01	6.43
Class C	0.16	33.76	0.01	6.33
Class I	0.14	35.13	0.01	7.36
Class L	0.14	35.07	0.01	7.40
Class Y	0.14	35.38	0.01	7.60
Class R3	0.14	34.43	NA	NA
Class R4	0.14	34.84	NA	NA
Class R5	0.14	35.25	NA	NA

21

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	4

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$306,772
Sales Proceeds Excluding U.S. Government Obligations	254,510

On October 22, 2010, the Fund purchased securities valued at $66,835 and sold securities valued at $66,944 with an affiliated fund. The trades were done at market value, in accordance with the 17a-7 rules of the 1940 Act and in accordance with the Board of Directors’ approved procedures.

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	373	—	(634)	—	(261)	442	—	(2,477)	—	(2,035)
Amount	$9,046	$—	$(15,139)	$—	$(6,093)	$7,726	$—	$(44,695)	$—	$(36,969)
Class B
Shares	8	—	(107)	—	(99)	40	—	(124)	—	(84)
Amount	$163	$—	$(2,225)	$—	$(2,062)	$630	$—	$(1,876)	$—	$(1,246)
Class C
Shares	77	—	(164)	—	(87)	121	—	(217)	—	(96)
Amount	$1,602	$—	$(3,311)	$—	$(1,709)	$1,807	$—	$(3,277)	$—	$(1,470)
Class I
Shares	36	—	(59)	—	(23)	114	—	(67)	—	47
Amount	$861	$—	$(1,440)	$—	$(579)	$2,031	$—	$(1,168)	$—	$863
Class L
Shares	87	—	(504)	—	(417)	125	—	(495)	—	(370)
Amount	$2,102	$—	$(12,091)	$—	$(9,989)	$2,190	$—	$(8,745)	$—	$(6,555)
Class R3
Shares	6	—	(2)	—	4	10	—	(1)	—	9
Amount	$138	$—	$(45)	$—	$93	$156	$—	$(25)	$—	$131
Class R4
Shares	25	—	(14)	—	11	44	—	(23)	—	21
Amount	$623	$—	$(343)	$—	$280	$845	$—	$(450)	$—	$395
Class R5
Shares	14	—	(72)	—	(58)	66	—	(5)	—	61
Amount	$345	$—	$(1,693)	$—	$(1,348)	$1,100	$—	$(94)	$—	$1,006
Class Y
Shares	3,327	—	(419)	—	2,908	178	—	(1,391)	—	(1,213)
Amount	$84,288	$—	$(10,710)	$—	$73,578	$3,178	$—	$(22,517)	$—	$(19,339)
Total
Shares	3,953	—	(1,975)	—	1,978	1,140	—	(4,800)	—	(3,660)
Amount	$99,168	$—	$(46,997)	$—	$52,171	$19,663	$—	$(82,847)	$—	$(63,184)

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	28	$689
For the Year Ended October 31, 2009	11	$191

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

23

The Hartford SmallCap Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$20.45	$(0.15)	$0.02	$7.27	$7.14	$–	$–	$–	$–	$7.14	$27.59
B	17.78	(0.29)	0.02	6.29	6.02	–	–	–	–	6.02	23.80
C	17.60	(0.29)	0.02	6.24	5.97	–	–	–	–	5.97	23.57
I	20.50	(0.09)	0.02	7.30	7.23	–	–	–	–	7.23	27.73
L	20.56	(0.11)	0.02	7.33	7.24	–	–	–	–	7.24	27.80
R3	20.71	(0.22)	0.03	7.35	7.16	–	–	–	–	7.16	27.87
R4	20.84	(0.14)	0.03	7.40	7.29	–	–	–	–	7.29	28.13
R5	21.02	(0.06)	0.03	7.47	7.44	–	–	–	–	7.44	28.46
Y	21.06	(0.04)	0.03	7.49	7.48	–	–	–	–	7.48	28.54

For the Year Ended October 31, 2009
A	18.47	(0.05)	–	2.03	1.98	–	–	–	–	1.98	20.45
B	16.13	(0.11)	–	1.76	1.65	–	–	–	–	1.65	17.78
C	16.03	(0.17)	–	1.74	1.57	–	–	–	–	1.57	17.60
I	18.53	(0.05)	–	2.02	1.97	–	–	–	–	1.97	20.50
L	18.62	(0.08)	–	2.02	1.94	–	–	–	–	1.94	20.56
R3	18.79	(0.11)	–	2.03	1.92	–	–	–	–	1.92	20.71
R4	18.88	(0.09)	–	2.05	1.96	–	–	–	–	1.96	20.84
R5	18.99	(0.05)	–	2.08	2.03	–	–	–	–	2.03	21.02
Y	19.03	0.01	–	2.02	2.03	–	–	–	–	2.03	21.06

For the Year Ended October 31, 2008
A	33.57	(0.07)	–	(11.68)	(11.75)	–	(3.35)	–	(3.35)	(15.10)	18.47
B	29.93	(0.21)	–	(10.24)	(10.45)	–	(3.35)	–	(3.35)	(13.80)	16.13
C	29.85	(0.29)	–	(10.18)	(10.47)	–	(3.35)	–	(3.35)	(13.82)	16.03
I	33.64	(0.04)	–	(11.72)	(11.76)	–	(3.35)	–	(3.35)	(15.11)	18.53
L	33.78	(0.05)	–	(11.76)	(11.81)	–	(3.35)	–	(3.35)	(15.16)	18.62
R3	34.16	(0.12)	–	(11.90)	(12.02)	–	(3.35)	–	(3.35)	(15.37)	18.79
R4	34.26	(0.06)	–	(11.97)	(12.03)	–	(3.35)	–	(3.35)	(15.38)	18.88
R5	34.34	(0.02)	–	(11.98)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	18.99
Y	34.38	0.02	–	(12.02)	(12.00)	–	(3.35)	–	(3.35)	(15.35)	19.03

For the Year Ended October 31, 2007
A	31.32	(0.13)	–	2.38	2.25	–	–	–	–	2.25	33.57
B	28.12	(0.31)	–	2.12	1.81	–	–	–	–	1.81	29.93
C	28.07	(0.35)	–	2.13	1.78	–	–	–	–	1.78	29.85
I	31.33	(0.03)	–	2.34	2.31	–	–	–	–	2.31	33.64
L(G)	31.45	(0.13)	–	2.46	2.33	–	–	–	–	2.33	33.78
R3(H)	32.34	(0.19)	–	2.01	1.82	–	–	–	–	1.82	34.16
R4(H)	32.34	(0.02)	–	1.94	1.92	–	–	–	–	1.92	34.26
R5(H)	32.34	(0.01)	–	2.01	2.00	–	–	–	–	2.00	34.34
Y	31.95	0.02	–	2.41	2.43	–	–	–	–	2.43	34.38

For the Year Ended October 31, 2006
A	28.30	(0.06)	–	3.08	3.02	–	–	–	–	3.02	31.32
B	25.57	(0.26)	–	2.81	2.55	–	–	–	–	2.55	28.12
C	25.56	(0.27)	–	2.78	2.51	–	–	–	–	2.51	28.07
I(K)	28.90	(0.01)	–	2.44	2.43	–	–	–	–	2.43	31.33
L	28.36	(0.02)	–	3.11	3.09	–	–	–	–	3.09	31.45
Y	28.74	0.04	–	3.17	3.21	–	–	–	–	3.21	31.95

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Classes H, M and N were merged into Class L on February 9, 2007.
(H)	Commenced operations on December 22, 2006.
(I)	Not annualized.
(J)	Annualized.
(K)	Commenced operations on August 31, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

34.91	%(F)	$53,548	1.62%		1.40%		1.40%		(0.64)%		137%
33.86	(F)	8,398	2.59		2.15		2.15		(1.39)		–
33.92	(F)	11,084	2.34		2.15		2.15		(1.39)		–
35.27	(F)	5,384	1.23		1.15		1.15		(0.39)		–
35.21	(F)	89,427	1.22		1.21		1.21		(0.45)		–
34.57	(F)	367	1.77		1.63		1.63		(0.90)		–
34.98	(F)	2,831	1.38		1.33		1.33		(0.58)		–
35.39	(F)	132	1.09		1.05		1.05		(0.26)		–
35.52	(F)	93,908	0.95		0.95		0.95		(0.18)		–

10.72		45,036	1.89		1.07		1.07		(0.26)		84
10.23		8,042	2.97		1.50		1.50		(0.68)		–
9.79		9,800	2.60		1.87		1.87		(1.05)		–
10.63		4,456	1.37		1.08		1.08		(0.28)		–
10.42		74,731	1.27		1.25		1.25		(0.44)		–
10.22		192	1.85		1.65		1.65		(0.91)		–
10.38		1,868	1.42		1.35		1.35		(0.54)		–
10.69		1,321	1.12		1.05		1.05		(0.34)		–
10.67		8,042	1.02		1.02		1.02		0.04		–

(38.35)		78,279	1.64		1.20		1.20		(0.25)		103
(38.71)		8,645	2.51		1.83		1.83		(0.88)		–
(38.90)		10,472	2.25		2.10		2.10		(1.14)		–
(38.29)		3,159	1.17		1.15		1.15		(0.21)		–
(38.28)		74,539	1.14		1.12		1.12		(0.17)		–
(38.49)		9	2.08		1.46		1.46		(0.52)		–
(38.40)		1,298	1.28		1.28		1.28		(0.39)		–
(38.20)		44	1.03		1.03		1.03		(0.14)		–
(38.15)		30,361	0.89		0.89		0.89		0.06		–

7.18	(F)	162,102	1.62		1.31		1.31		(0.26)		105
6.44	(F)	17,352	2.42		2.00		2.00		(0.95)		–
6.34	(F)	23,778	2.21		2.15		2.15		(1.10)		–
7.37	(F)	4,614	1.21		1.15		1.15		(0.17)		–
7.41	(F)	137,702	1.17		1.15		1.15		(0.37)		–
5.63	(I)	11	1.69	(J)	1.65	(J)	1.65	(J)	(0.65	)(J)	–
5.94	(I)	309	1.40	(J)	1.35	(J)	1.35	(J)	(0.43	)(J)	–
6.18	(I)	11	1.09	(J)	1.05	(J)	1.05	(J)	(0.05	)(J)	–
7.61	(F)	46,466	0.93		0.93		0.93		0.12		–

10.67		228,776	1.56		1.36		1.36		(0.30)		86
9.97		19,078	2.39		2.02		2.02		(0.95)		–
9.82		24,070	2.25		2.15		2.15		(1.08)		–
8.41	(I)	239	1.28	(J)	1.15	(J)	1.15	(J)	(0.43	)(J)	–
10.90		118,452	1.15		1.15		1.15		(0.08)		–
11.17		107,906	0.92		0.92		0.92		0.15		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford SmallCap Growth Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford SmallCap Growth Fund of The Hartford Mutual Funds II, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford SmallCap Growth Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

30

The Hartford SmallCap Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,071.47	$7.31	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class B	$1,000.00	$1,067.30	$11.20	$1,000.00	$1,014.37	$10.92	2.15	184	365
Class C	$1,000.00	$1,067.02	$11.20	$1,000.00	$1,014.37	$10.92	2.15	184	365
Class I	$1,000.00	$1,072.49	$6.01	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class L	$1,000.00	$1,072.74	$6.22	$1,000.00	$1,019.21	$6.06	1.19	184	365
Class R3	$1,000.00	$1,069.82	$8.45	$1,000.00	$1,017.04	$8.24	1.62	184	365
Class R4	$1,000.00	$1,071.63	$6.89	$1,000.00	$1,018.55	$6.72	1.32	184	365
Class R5	$1,000.00	$1,073.14	$5.38	$1,000.00	$1,020.01	$5.24	1.03	184	365
Class Y	$1,000.00	$1,073.75	$4.91	$1,000.00	$1,020.47	$4.79	0.94	184	365

31

The Hartford SmallCap Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford SmallCap Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Wellington” or “Sub-adviser” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”). The Board noted that effective July 21, 2010 Hartford Investment Management Company (“HIMCO”) no longer serves as a sub-adviser to the Fund and Wellington became the sole sub-adviser to the Fund.

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s recent underperformance as compared to its peer group and benchmark. The Board also noted HIFSCO’s initiatives over the course of the year to address performance issues.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford SmallCap Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.05% and Class Y shares by 0.10%. The Board also considered HIFSCO’s proposal that the sub-advisory fee rate schedule for the portion of the Fund previously managed by HIMCO be equal to the sub-advisory fee rate schedule applied to the portion of the Fund’s portfolio managed by Wellington prior to July 21, 2010. The Board noted that HIFSCO had also decided to: (i) remove the transfer agent and fund accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010; and (ii) adjust the contractual expense limitation for the Fund’s Class L shares, effective March 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

34

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Tax-Free National Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Tax-Free National Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Tax-Free National Fund inception 06/02/1986
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income exempt from federal income tax, with capital appreciation as a secondary objective.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Tax-Free National A#	9.26%	1.57%	3.72%
Tax-Free National A##	4.34%	0.64%	3.24%
Tax-Free National B#	8.53%	0.83%	NA*
Tax-Free National B##	3.53%	0.49%	NA*
Tax-Free National C#	8.50%	0.82%	2.94%
Tax-Free National C##	7.50%	0.82%	2.94%
Tax-Free National I#	9.52%	1.78%	3.80%
Tax-Free National L#	9.35%	1.59%	3.69%
Tax-Free National L##	4.43%	0.66%	3.22%
Tax-Free National Y#	9.59%	1.79%	3.92%
Barclays Capital Municipal Bond Index	7.77%	5.20%	5.59%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Classes A, B, C and Y shares were offered beginning on 2/19/02. Performance prior to that date for Classes A and Y is that of the Fund’s Class E shares and for Class C is that of the Fund’s Class N shares, which had lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, C and Y shares expenses were applied during that period. (Classes E and N shares are no longer offered.) Class I shares commenced operations on 5/31/07. Performance from 2/19/02 to 5/31/07 reflects Class A performance, prior to 2/19/02 reflects Class L performance. The Fund’s performance information prior to 4/1/01 reflects when the Fund was managed by a previous investment adviser.

Portfolio Managers
Joseph Darcy	Christopher Bade
Executive Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Tax-Free National Fund returned 9.26%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmark, the Barclays Capital Municipal Bond Index returned 7.77% while the average return of the Lipper General Municipal Debt Funds category, a group of funds with investment strategies similar to those of the Fund, was 8.00%.

Why did the Fund perform this way?

The municipal market had another solid year of performance over the twelve-month period ended October 31, 2010, supported by an exquisite technical foundation (demand exceeding supply) that far outweighed the weak credit fundamentals of municipal issuers. Similar to 2009, performance was driven mainly by a significant demand/supply imbalance in the market resulting in favorable price appreciation as lower quality credit spreads continued to tighten and yields all along the municipal curve declined (price and yield are inversely related). The factors fueling demand over this period included the heightened tax sensitivity of the retail investor given the expectation of higher federal and state taxes, robust reinvestment moneys (principal and coupon repayments) and consistently positive mutual fund flows. In addition, a modest improvement in fundamental conditions later in the period eased credit concerns as municipal budgets were being balanced and taxes began to rise as a result of the pickup in economic activity. At the same time, the supply of available tax-exempt securities continued to be curtailed as issuers were incentivized to borrow in the taxable market (through savings derived from federal subsidies) under the Build America Bonds (BABs) program established under the American Recovery and Reinvestment Act of 2009 (ARRA).

Despite higher overall municipal issuance in fiscal year 2010 (which includes both taxable and tax-exempt volume), the tax-exempt supply was actually down 10.5%. Moreover, BABs accounted for approximately 25% of the total municipal supply for the period, a trend that remained fairly consistent since the outset of the program. Finally, despite a challenging credit environment during most of the period with more ratings downgrades and negative headlines, defaults were virtually non-existent for investment grade municipal bonds.

The Fund’s outperformance over the period relative to the benchmark was attributable to duration and curve positioning (the Fund was long vs. the benchmark) as well as security selection, specifically an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to higher yielding, lower rated bonds (Moodys’ rated BBB and lower) that again contributed positively to performance in 2010 as credit spreads tightened (i.e. Treasury and corporate bonds’ interest rates moving closer together) even further for riskier spread product. Investor demand for greater income generating assets in this low interest rate environment and a greater tolerance for risk persisted in 2010 despite fundamental challenges. The Barclays Capital Non-Investment Grade Index outperformed the Barclays Capital Municipal Index by over 600 basis points during the period.

An overweight to health care, education, transportation, and power bonds helped performance as demand for these sectors increased given greater yield opportunities and the essential service nature of the finance projects. Secured airline bonds and higher quality special tax bonds also added to performance as these bonds continued to rally off their technical lows based on greater demand for risk and limited high yield supply.

The Fund generally maintains an overweight to lower rated bonds and longer maturity bonds to meet its objective of maximizing yield. However, despite its overweight, the Fund reduced its allocation to lower rated holdings over the period which was a drag on performance. Our strategy the last two years has been to increase the credit quality of the Fund and reduce credit risk and volatility (compared to the benchmark) during this weak credit cycle. Also detracting from performance were certain housing and non-rated special assessment bonds that were marked down due to draws on debt service reserve funds and potential defaults.

Also supporting performance was the Fund’s allocation to the State of California in the form of General Obligation and Lease bonds, which benefitted from a scarcity of state paper and tightening spreads as economic conditions improved, revenues increased, and the market perceived that the worst may be over for the state.

Drags on performance over the quarter included certain lower rated local General Obligation bonds, which suffered from state cuts and the ongoing economic and fiscal challenges, as well as underperforming Colorado metropolitan districts that have experienced significant losses in assessed valuations due to declines in real estate values related to the housing crisis.

Long average life tobacco bonds also underperformed during the year as credit spreads widened for these bonds in anticipation of greater than forecasted declines in tobacco consumption. This sector is highly technical and thus we have reduced exposure to these bonds over the past year to attempt to minimize such volatility in the Fund.

What is the outlook?

Looking ahead, we are cautious on the market and remain selective on new purchases as credit conditions remain weak, absolute tax-exempt rates are at historical lows, and credit spreads are tighter. In addition, the strong technical conditions that have supported our market the last two years could weaken in the near future. The expectation of higher supply combined with the possibility of reduced demand (if the current tax cuts are extended), and most importantly, the uncertainly regarding whether the BABs program will be renewed beyond 2010. Efforts to extend the BABs program and other municipal provisions enacted under the ARRA have stalled in Congress. If the BAB’s are not extended, we would expect greater tax-exempt supply in 2011, and potentially higher rates (lower prices).

We will continue to be guided by a conservative bias on credit and execute geographic/sector diversification with a focus on avoiding credit in states with weaker economies and challenging fiscal stress. We prefer higher quality, 10-15 year bond maturities where the municipal curve is steepest, credit spreads are wide and technicals remain favorable. We will look to further reduce the Fund’s volatility by maintaining an appropriate level of duration, and exposure to bonds outside the Fund’s index, especially non-investment grade bonds. Although we believe municipal credit will likely remain weak for the foreseeable future, we expect more modest abatement of earlier stresses as the current recovery gains momentum and fiscal affairs remain highly correlated to economic conditions. As such, we believe some issuers will see improvements in fiscal conditions sooner than others. Overall, the municipal asset class, as a whole, continues to demonstrate what we consider to be an impressive degree of resiliency in the face of significant headline volatility.

Distribution by Credit Quality
as of October 31, 2010

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	4.8
Aa / AA	30.3
A	32.8
Baa / BBB	15.1
Ba / BB	0.7
B	0.2
Caa / CCC or Lower	1.1
Unrated	13.8
Cash	0.4
Other Assets & Liabilities	0.8
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short- term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry	Net Assets
Airport Revenues	5.6%
General Obligations	10.7
Health Care/Services	17.7
Higher Education (Univ., Dorms, etc.)	17.8
Housing (HFA'S, etc.)	3.2
Industrial	1.6
Miscellaneous	7.1
Pollution Control	0.6
Prerefunded	4.0
Public Facilities	0.5
Special Tax Assessment	4.6
Tax Allocation	4.8
Transportation	7.3
Utilities - Electric	7.0
Utilities - Water and Sewer	6.3
Short-Term Investments	0.4
Other Assets and Liabilities	0.8
Total	100.0%

Distribution by State
as of October 31, 2010

Percentage of
State	Net Assets
Alabama	0.8%
Alaska	0.4
Arizona	4.3
California	16.6
Colorado	2.0
Delaware	0.7
District of Columbia	2.6
Florida	7.3
Georgia	3.6
Hawaii	0.4
Idaho	0.6
Illinois	5.3
Indiana	1.4
Louisiana	1.7
Michigan	3.0
Minnesota	4.9
Missouri	1.0
Nebraska	1.6
Nevada	0.4
New Jersey	1.6
New Mexico	1.5
New York	7.0
North Carolina	0.3
Ohio	1.9
Oklahoma	0.4
Other U.S. Territories	1.4
Pennsylvania	2.6
Rhode Island	1.0
South Carolina	0.5
South Dakota	0.6
Tennessee	0.8
Texas	11.0
Virginia	1.2
Washington	5.2
West Virginia	0.4
Wisconsin	1.5
Wyoming	1.3
Short-Term Investments	0.4
Other Assets and Liabilities	0.8
Total	100.0%

The Hartford Tax-Free National Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 98.8%
	Alabama - 0.8%
	Huntsville, AL, GO
$1,855	5.25%, 05/01/2022	$2,028

	Alaska - 0.4%
	Alaska Municipal Bond Bank Auth GO
375	5.75%, 09/01/2033	406
	Anchorage, AK, GO
610	5.25%, 08/01/2028	678
		1,084
	Arizona - 4.3%
	Arizona Sundance Community Fac Dist, Special Assess Rev #2
341	7.13%, 07/01/2027 ■	337
	Arizona Water Infrastructure FA Rev
1,500	5.00%, 10/01/2030	1,663
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	261
	Maricopa County Pollution Control Corp
1,500	5.00%, 06/01/2035	1,541
	Phoenix Arizona Civic Improvement Corp
2,000	5.00%, 07/01/2040	2,057
	Pima County, AZ, Charter Schools Proj
870	5.75%, 07/01/2016	880
	Pima County, AZ, Noah Webster Basic School
1,000	5.60%, 12/15/2019	1,008
	Salt River Proj Arizona Agricultural
3,000	5.00%, 01/01/2034	3,209
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	207
		11,163
	California - 16.6%
	Aliso Viejo, CA, Community Fac Dist Special Tax
500	6.00%, 09/01/2038	460
	Burbank, CA, FA Rev South San Fernando Redev Proj
350	5.50%, 12/01/2023	358
	California Educational Fac Auth, Pitzer College
630	5.00%, 04/01/2030	638
	California Health Fac FA, Catholic Healthcare West
250	5.25%, 07/01/2023	259
	California Public Works Board Lease Rev
1,000	5.75%, 10/01/2030	1,060
	California Public Works Board, Dept of Health Services Richmond Lab
300	5.00%, 11/01/2030	296
	California Public Works Board, Dept of Mental Health Patton
200	5.38%, 04/01/2028	203
	California State
665	5.50%, 03/01/2040	705
	California State Dept of Water Resources Supply Rev
500	5.00%, 05/01/2022	556
	California State Enterprise Auth, Sewer FA Rev AMT
500	5.30%, 09/01/2047	500
	California State GO
3,515	6.50%, 04/01/2033	4,110
	California State Public Works Board
500	6.00%, 03/01/2035	532
170	6.13%, 04/01/2029	188
2,000	6.25%, 04/01/2034	2,207
1,000	6.38%, 11/01/2034	1,096
	California Statewide Community DA, California Baptist University
1,000	5.50%, 11/01/2038	917
	California Statewide Community DA, CHF-Irvine, LLC
700	5.75%, 05/15/2032	726
	California Statewide Community DA, Health Services Rev
250	6.00%, 10/01/2023	264
	California Statewide Community DA, Thomas Jefferson School of Law
500	7.25%, 10/01/2032	542
	California Statewide Community DA, Windrush School
250	5.50%, 07/01/2037	213
	Capistrano, CA, USD Community Fac Dist Special Tax #90-2 Talega (Prerefunded with State & Local Gov't Securities)
250	5.90%, 09/01/2020	287
	Chula Vista, CA, IDR Daily San Diego Gas
300	5.30%, 07/01/2021	335
	Contra Costa County, CA, Public FA Tax Allocation
70	5.63%, 08/01/2033	68
	El Dorado Irrigation Dist
300	5.38%, 08/01/2024	332
	Fontana, CA, Redev Agency Tax Allocation Ref, Jurupa Hills Redev Proj
400	5.50%, 10/01/2027	400
	Huntington Park, CA, Public FA Rev Ref
400	5.25%, 09/01/2019	443
	Indio, CA, Public Improvement Act Special Assessment #2002-3 GO
95	6.35%, 09/02/2027	96
	Kern County, CA, Tobacco Securitization Agency
925	6.00%, 06/01/2029	926
	Lake Tahoe USD
8,000	6.38%, 08/01/2045 ○	2,192
	Lathrop, CA, FA Rev Water Supply Proj
1,000	6.00%, 06/01/2035	1,011
	Los Alamitos, CA, University GO
500	5.50%, 08/01/2033	548
	Los Angeles Wastewater System Rev
2,000	5.00%, 06/01/2022	2,300
	Madera, CA, Redev Agency Tax Rev
750	5.25%, 09/01/2030	735
	Modesto, CA, Irrigation Dist
500	5.50%, 07/01/2035	523
	Morongo Band of Mission Indians Enterprise Rev
2,655	6.50%, 03/01/2028 ■	2,572

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 98.8% - (continued)
	California - 16.6% - (continued)
	Palm Springs, CA, Community Redev Agency
$535	5.50%, 09/01/2023	$554
	Port of Oakland, CA, Transportation FA
2,540	5.75%, 11/01/2022	2,544
	San Bernardino, CA, Community College Dist GO
500	6.38%, 08/01/2026	602
	San Diego, CA, Public Fac FA Water Rev
500	5.25%, 08/01/2038	536
	San Diego, CA, Redev Agency Tax Allocation, North Park Redev Proj
175	5.30%, 09/01/2016	175
	San Diego, CA, Redev Agency, Centre City Sub Pkg
200	5.25%, 09/01/2026	199
	San Francisco City & County Airports Commission
1,000	5.00%, 05/01/2040	1,018
	San Francisco City & County, CA, Redev Agency
1,120	6.50%, 08/01/2032	1,245
	Santa Cruz County, CA, Redev Agency
665	6.63%, 09/01/2029	736
	Santa Margarita, CA, Water Dist Special Tax Community Fac Dist (Prerefunded with State & Local Gov't Securities)
200	6.00%, 09/01/2030	229
	Southern California Public Power Auth
500	5.00%, 07/01/2023	560
	Temecula, CA, Redev Agency Tax Allocation Rev
250	5.63%, 12/15/2038	228
	Torrance, CA, USD GO
1,500	5.50%, 08/01/2025	1,713
	Tuolumne Wind Proj Auth Rev
1,000	5.88%, 01/01/2029	1,118
	Ventura County, CA, Certificates of Participation
1,250	5.63%, 08/15/2027	1,375
	Washington Township, CA, Health Care Dist Rev
500	5.00%, 07/01/2037	490
1,000	6.00%, 07/01/2029	1,065
		42,985
	Colorado - 2.0%
	Adams County, CO
1,000	5.13%, 12/01/2029	1,066
	Colorado Educational & Cultural Fac Auth, Charter School Banning Lewis
990	6.13%, 12/15/2035 ■	948
	Denver, CO, Rendezvous Residential Metro Dist GO
600	5.38%, 12/01/2021	500
	Reata, CO, North Metro Dist GO
1,000	5.50%, 12/01/2032 ⌂	681
	Regional Transportation Dist
1,000	6.00%, 01/15/2034	1,061
	University of Colorado Enterprise Rev
600	5.75%, 06/01/2028	691
		4,947
	Delaware - 0.7%
	Delaware Transportation Auth
1,180	5.00%, 07/01/2025	1,334
	New Castle County, DE, DA GO
500	5.00%, 07/15/2033	543
		1,877
	District of Columbia - 2.6%
	Dist of Columbia University Rev
3,000	5.25%, 04/01/2034	3,214
	Metropolitan Washington, DC, Airport Auth
2,500	5.50%, 10/01/2027	2,553
	Washington, DC, Metropolitan Area Transit
1,000	5.13%, 07/01/2032	1,073
		6,840
	Florida - 7.3%
	Clearwater Water and Sewer Rev
2,500	5.25%, 12/01/2039	2,671
	Colonial Country Club Community Development Dist, Capital Improvement Rev
465	6.40%, 05/01/2033	484
	Florida Village Community Development
930	6.50%, 05/01/2033	960
	Florida Village Community Development Dist No 8
1,120	6.38%, 05/01/2038	1,131
	Jacksonville, FL, Econ Development Community Health Care Fac
3,000	6.25%, 09/01/2027	3,046
	Miami-Dade County Aviation Rev
1,000	5.00%, 10/01/2041	983
	Miami-Dade County Expressway Auth
2,000	5.00%, 07/01/2040	2,043
	Miami-Dade County, FL, Aviation Rev
1,645	5.50%, 10/01/2036	1,717
	Miami-Dade County, FL, Educational Facilities Auth
2,000	5.75%, 04/01/2028	2,119
	Palm Beach County, FL, Health FA Rev Waterford Proj
3,300	5.75%, 11/15/2026	3,297
	River Bend Community Development Dist, Capital Improvement Rev
900	0.00%, 11/01/2015 ⌂●	426
		18,877
	Georgia - 3.6%
	Atlanta Water & Wastewater Rev
1,500	6.00%, 11/01/2022	1,789
	Dekalb County, GA, DA
1,000	6.00%, 07/01/2034	1,124
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,336
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State & Local Gov't Securities)
1,500	6.38%, 01/01/2014	1,634

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 98.8% - (continued)
	Georgia - 3.6% - (continued)
	Gainesville & Hall County, GA, Hospital Auth GO
$1,500	5.25%, 02/15/2045	$1,534
	Georgia Municipal Electric Auth, Power Rev
945	6.50%, 01/01/2017	1,118
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov't Securities)
55	6.50%, 01/01/2017	65
	Marietta, GA, DA
1,000	7.00%, 06/15/2030	1,012
		9,612
	Hawaii - 0.4%
	Hawaii State
1,000	5.00%, 07/01/2039	1,021

	Idaho - 0.6%
	Idaho Board Bank Auth
1,470	5.63%, 09/15/2026	1,698

	Illinois - 5.3%
	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B
1,000	6.75%, 06/01/2022 ⌂	986
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,800	5.75%, 03/01/2037 ⌂	1,025
	Huntley, IL, Special Service Area #9
1,500	5.10%, 03/01/2028 ‡	1,561
	Illinois Education FA, Augustana College, Ser A
1,000	5.70%, 10/01/2032	1,015
	Illinois FA Rev
800	5.25%, 11/01/2039	828
2,930	5.38%, 07/01/2033 - 08/15/2039	3,022
1,000	5.50%, 04/01/2039	1,021
310	6.25%, 02/01/2033	331
	Round Lake, IL, Special Tax Rev
955	4.70%, 03/01/2033	972
	Round Lake, IL, Special Tax Rev (Prerefunded with State & Local Gov't Securities)
494	6.70%, 03/01/2033	564
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	548
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
1,000	6.63%, 03/01/2033	983
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
929	6.88%, 03/01/2033	945
		13,801
	Indiana - 1.4%
	Indiana FA Hospital Rev
2,000	6.75%, 03/01/2035	2,105
	Indiana Municipal Power Agency
500	5.75%, 01/01/2034	528
	University of Southern Indiana
1,070	5.00%, 10/01/2022 - 10/01/2023	1,177
		3,810
	Louisiana - 1.7%
	Louisiana Public Fac Auth
2,500	6.75%, 07/01/2039	2,764
	Louisiana Public Fac Auth, Oschner Clinic Foundation Proj (Prerefunded with US Gov't Securities)
500	5.50%, 05/15/2027	596
	Louisiana Public Fac Auth, Susla Fac, Inc.
1,000	5.75%, 07/01/2039 ⌂	723
		4,083
	Michigan - 3.0%
	Detroit, MI, Water Supply System Ref Rev FGIC
1,750	6.50%, 07/01/2015	1,994
	Grand Valley State University
1,500	5.50%, 12/01/2027	1,618
	Michigan Hospital FA, Rev Ref Henry Ford Health System (Prerefunded with State & Local Gov't Securities)
500	5.63%, 03/01/2017	557
	Michigan Public Educational Facilities Auth
695	7.00%, 12/01/2039	729
	Michigan State Hospital FA, McLaren Health Care
2,000	5.63%, 05/15/2028	2,145
	Michigan Tobacco Settlement FA Ser A
1,000	6.00%, 06/01/2048	797
		7,840
	Minnesota - 4.9%
	Baytown Township, MN
250	7.00%, 08/01/2038	255
	Chaska, MN, Electric Rev Ref Generating Fac
500	5.00%, 10/01/2030	521
	Falcon Heights, MN, Lease Rev
225	6.00%, 11/01/2037	198
	Illinois FA Rev
2,000	5.75%, 04/01/2024	2,157
	Minneapolis & St Paul, MN, Airport Commission FGIC AMT
1,000	5.63%, 01/01/2018	1,008
	Minneapolis, MN, Parking Assessment GO
250	5.00%, 12/01/2020	269
	Minneapolis, MN, Tax Increment Grant Park Proj
350	5.35%, 02/01/2030	306
	Minnesota Agricultural Society, State Fair Rev
835	5.13%, 09/15/2023	864
	Ramsey, MN, Lease Rev Pact Charter School Proj
750	6.50%, 12/01/2022	744
	Rosemount, MN, ISD #196 GO MBIA
1,950	5.70%, 04/01/2015 ○	1,738
	St Paul, MN, Housing & Redev Auth, Achieve Language Academy
800	6.75%, 12/01/2022	804
	St Paul, MN, Housing & Redev Auth, Hmong Academy Proj
1,000	6.00%, 09/01/2036	867
	St Paul, MN, Housing & Redev Auth, Hope Community Academy Proj
450	6.25%, 12/01/2019	436

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 98.8% - (continued)
	Minnesota - 4.9% - (continued)
	St Paul, MN, Housing & Redev Auth, Lease Rev
$860	6.00%, 12/01/2018	$828
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019	532
	University of Minnesota (Prerefunded with State & Local Gov't Securities)
1,000	5.75%, 07/01/2018	1,243
		12,770
	Missouri - 1.0%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	513
	Lees Summit, MO, IDA Kensington Farms Improvement Proj
1,000	5.75%, 03/01/2029	847
	St Louis, MO, IDA Confluence Academy Proj
550	5.35%, 06/15/2032	458
	Stone Canyon, MO, Community Improvement Proj
1,000	5.75%, 04/01/2027	787
		2,605
	Nebraska - 1.6%
	Nebraska Public Power Dist Rev
4,000	5.00%, 01/01/2031 - 01/01/2033	4,218

	Nevada - 0.4%
	Clark County, NV, Airport Rev
1,000	5.75%, 07/01/2042	1,060

	New Jersey - 1.6%
	New Jersey Health Care Facilities FA Rev
2,145	5.75%, 10/01/2031	2,377
	New Jersey Tobacco Settlement Financing Corp
1,500	5.00%, 06/01/2041	1,080
	New Jersey Transportation Trust Fund Auth
2,500	6.05%, 12/15/2029 ○	894
		4,351
	New Mexico - 1.5%
	Cabezon, NM, Public Improvement Dist
565	5.20%, 09/01/2015	545
	New Mexico Financial Auth
2,000	5.00%, 06/15/2023 - 06/15/2024	2,305
	New Mexico Hospital Equipment Loan Council
1,040	5.00%, 08/01/2039	1,068
		3,918
	New York - 7.0%
	Erie County, NY, IDA Applied Tech Charter School Proj
800	6.75%, 06/01/2025	785
	Erie County, NY, IDA Global Concepts Charter School Proj
490	6.25%, 10/01/2037	446
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside, Ser A
1,500	6.50%, 01/01/2027	1,542
	New York City Health & Hospital Corp
500	5.50%, 02/15/2023	554
	New York Dorm Auth, Fordham University FGIC
80	5.00%, 07/01/2020	83
	New York Dorm Auth, Mount St Mary College
400	5.00%, 07/01/2027	406
	New York Dorm Auth, Rochester University
135	5.25%, 07/01/2022	144
	New York Dorm Auth, State University Dorm Fac (Prerefunded with US Gov't Securities)
450	5.00%, 07/01/2032	484
	New York Dorm Auth, Upstate Community College
250	5.25%, 07/01/2021	271
	New York Energy Research & DA, Elec Fac Rev Adj Long Island Lighting Co Proj
250	5.30%, 08/01/2025	251
	New York Environmental Fac Corp
450	5.00%, 07/15/2026	471
	New York Metropolitan Transportation Auth
450	5.13%, 11/15/2031	466
	New York State Dormitory Auth, Rev Non St
2,000	5.38%, 03/01/2029	2,162
	New York Tobacco Settlement FA
400	5.50%, 06/01/2022	435
	New York, NY, GO
1,000	6.25%, 10/15/2028	1,189
	New York, NY, GO (Prerefunded with US Gov't Securities)
45	5.75%, 03/01/2019	50
	New York, NY, IDA American Airlines JFK International Airport AMT
445	7.13%, 08/01/2011	449
1,400	8.00%, 08/01/2012	1,436
	New York, NY, IDA Civic Fac Rev, YMCA of Greater NY Proj
250	5.25%, 08/01/2021	251
	New York, NY, Transitional FA Future Tax Secured
450	5.00%, 08/01/2023	476
	Otsego County, NY, IDA Civic Fac Rev Hartwick College Proj
200	6.00%, 07/01/2011	201
	Rensselaer County, NY, Industrial Improvements
200	5.00%, 01/01/2036	206
	St Lawrence, NY, IDA Civic Fac Rev, Clarkson University Proj
450	5.00%, 07/01/2023	463
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
4,475	6.00%, 09/15/2027	3,979
	Westchester County, NY, IDA Continuing Care Retirement, Kendal on Hudson Proj
500	6.38%, 01/01/2024	502
		17,702

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 98.8% - (continued)
	North Carolina - 0.3%
	Mecklenburg County, NC
$795	5.00%, 02/01/2024	$886

	Ohio - 1.9%
	Cuyahoga Community College
1,200	5.00%, 08/01/2027	1,302
	Hamilton, OH, School Dist Improvement GO
1,270	6.15%, 12/01/2016	1,580
	Ohio State Higher Educational Facilities Rev
2,000	5.50%, 12/01/2036	2,119
		5,001
	Oklahoma - 0.4%
	Tulsa Airports Improvement Trust
1,000	5.38%, 06/01/2024	1,039

	Other U.S. Territories - 1.4%
	Guam Government
565	5.75%, 12/01/2034	596
	Puerto Rico Housing FA
1,000	5.13%, 12/01/2027	1,050
	Puerto Rico Sales Tax Financing
1,500	5.50%, 08/01/2042	1,601
	University Virgin Islands
270	5.13%, 12/01/2022	280
225	5.25%, 12/01/2023 - 12/01/2024	234
		3,761
	Pennsylvania - 2.6%
	Chester County, PA, GO
1,000	5.00%, 07/15/2029	1,097
	Pennsylvania State Higher Educational FA Rev
2,145	5.75%, 07/01/2028	2,205
1,000	6.00%, 07/01/2043	1,029
	Pennsylvania Turnpike Commission
665	6.00%, 06/01/2028	762
	Philadelphia, PA, Municipal Auth GO
750	6.38%, 04/01/2029	814
1,000	6.50%, 04/01/2034	1,076
		6,983
	Rhode Island - 1.0%
	Central Falls, RI, Detention FA Fac Rev
655	6.75%, 01/15/2013	648
	Rhode Island Tobacco Settlement Financing Corp
2,000	6.25%, 06/01/2042	1,983
		2,631
	South Carolina - 0.5%
	South Carolina State Public Service Auth Rev
1,000	5.00%, 01/01/2019 ☼	1,185

	South Dakota - 0.6%
	South Dakota Housing DA
1,575	6.13%, 05/01/2033	1,633

	Tennessee - 0.8%
	Johnson City, TN, Health & Educational Facilities
2,000	6.00%, 07/01/2038	2,092

	Texas - 11.0%
	Corpus Christi, TX, ISD GO
1,525	5.00%, 08/15/2026	1,691
	Dallas Fort Worth, TX, International Airport
2,000	6.00%, 11/01/2028 - 11/01/2032	2,002
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine
2,145	5.63%, 11/15/2032	2,083
	Houston, TX, Airport System Rev
1,070	5.50%, 07/01/2034	1,159
1,500	6.75%, 07/01/2021	1,511
	Houston, TX, Utility Systems Rev
2,000	6.00%, 11/15/2036	2,273
	La Vernia, TX, Higher Education
2,000	6.38%, 08/15/2044	2,132
	Lower Colorado River Auth Rev
2,000	7.25%, 05/15/2037	2,222
	Mc Lennan County, TX, Public Fac
2,000	6.63%, 06/01/2035	2,191
	North Texas Tollway Auth
3,000	6.00%, 01/01/2025	3,341
	Tarrant County Cultural Education Facilities
2,000	5.63%, 08/15/2035	2,102
	Tarrant County, TX, Cultural Education Facilities
1,000	6.25%, 11/15/2029	1,133
	Texas Private Activity Surface Transportation
2,000	6.88%, 12/31/2039	2,175
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035	873
	Tyler, TX, ISD GO
2,000	5.00%, 02/15/2028	2,165
		29,053
	Virginia - 1.2%
	Peninsula, VA, Turn Center Community Dev DA
700	6.45%, 09/01/2037	702
	Virginia State Residential Auth
500	5.00%, 11/01/2024	571
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov't Securities)
1,455	5.50%, 06/01/2026	1,635
		2,908
	Washington - 5.2%
	FYI Properties Lease Rev
2,285	5.50%, 06/01/2034	2,448
	King County, WA, ISD #210 GO
670	5.00%, 06/01/2019	718
	Port of Seattle Rev
1,000	5.00%, 06/01/2030	1,056
	Washington State Health Care FA Rev
2,500	5.63%, 10/01/2038	2,609
2,400	6.13%, 08/15/2037	2,506
835	6.50%, 11/15/2033	912
	Washington State Healthcare Facilities Auth
2,830	5.25%, 10/01/2039	2,947
		13,196
The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 98.8% - (continued)
	West Virginia - 0.4%
	West Virginia Econ Development Auth
$1,000	5.00%, 06/15/2040		$1,039

	Wisconsin - 1.5%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
1,765	6.13%, 06/01/2027		1,885
1,000	6.38%, 06/01/2032		1,091
	Wisconsin State General Fund GO
125	5.75%, 05/01/2033		140
865	6.00%, 05/01/2036		973
			4,089
	Wyoming - 1.3%
	Campbell County, WY, Solid Waste Facilities
3,000	5.75%, 07/15/2039		3,279

	Total municipal bonds
	(cost $245,143)		$257,065

	Total long-term investments
	(cost $245,143)		$257,065

SHORT-TERM INVESTMENTS - 0.4%
	Investment Pools and Funds - 0.4%
1,056	State Street Bank Tax Free Money Market Fund		$1,056

	Total short-term investments
	(cost $1,056)		$1,056

	Total investments
	(cost $246,199) ▲	99.2%	$258,121
	Other assets and liabilities	0.8%	2,116
	Total net assets	100.0%	$260,237

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $246,199 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,952
Unrealized Depreciation	(4,030)
Net Unrealized Appreciation	$11,922

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $3,857, which represents 1.48% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $1,195.

The accompanying notes are an integral part of these financial statements.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2004	$1,000	Chicago, IL, Tax Increment Allocation Jr Lien Pilsen Redev B, 6.75%, 06/01/2022	$1,000
05/2007	$1,800	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	1,800
07/2007	$1,000	Louisiana Public Fac Auth, Susla Fac, Inc., 5.75%, 07/01/2039 - 144A	1,005
04/2007	$1,000	Reata, CO, North Metro Dist GO, 5.50%, 12/01/2032 - 144A	1,000
11/2007	$900	River Bend Community Development Dist, Capital Improvement Rev, 0.00%, 11/01/2015	900

The aggregate value of these securities at October 31, 2010, was $3,841, which represents 1.48% of total net assets.

AMT	–	Alternative Minimum Tax
DA	–	Development Authority
FA	–	Finance Authority
FGIC	–	Financial Guaranty Insurance Company
GO	–	General Obligations
IDA	–	Industrial Development Authority Bond
IDR	–	Industrial Development Revenue Bond
ISD	–	Independent School District
MBIA	–	Municipal Bond Insurance Association
PA	–	Port Authority
USD	–	United School District

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$257,065	$–	$257,065	$–
Short-Term Investments	1,056	1,056	–	–
Total	$258,121	$1,056	$257,065	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $246,199)	$258,121
Receivables:
Fund shares sold	609
Dividends and interest	4,001
Other assets	63
Total assets	262,794
Liabilities:
Payables:
Investment securities purchased	1,195
Fund shares redeemed	1,106
Investment management fees	21
Dividends	190
Distribution fees	16
Accrued expenses	29
Total liabilities	2,557
Net assets	$260,237
Summary of Net Assets:
Capital stock and paid-in-capital	$297,448
Accumulated undistributed net investment income	83
Accumulated net realized loss on investments	(49,216)
Unrealized appreciation of investments	11,922
Net assets	$260,237

Shares authorized	19,300,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$9.50/$9.95
Shares outstanding	16,423
Net assets	$156,092
Class B: Net asset value per share	$9.43
Shares outstanding	782
Net assets	$7,376
Class C: Net asset value per share	$9.46
Shares outstanding	5,068
Net assets	$47,918
Class I: Net asset value per share	$9.52
Shares outstanding	876
Net assets	$8,343
Class L: Net asset value per share/Maximum offering price per share	$9.47/$9.92
Shares outstanding	788
Net assets	$7,458
Class Y: Net asset value per share	$9.48
Shares outstanding	3,486
Net assets	$33,050

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Interest	$14,045
Total investment income	14,045

Expenses:
Investment management fees	1,268
Transfer agent fees	103
Distribution fees
Class A	382
Class B	80
Class C	449
Class L	18
Custodian fees	3
Accounting services fees	36
Registration and filing fees	84
Board of Directors' fees	6
Audit fees	9
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,476
Expense waivers	(37)
Custodian fee offset	—
Total waivers and fees paid indirectly	(37)
Total expenses, net	2,439
Net Investment Income	11,606
Net Realized Loss on Investments:
Net realized loss on investments in securities	(6,088)
Net Realized Loss on Investments	(6,088)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	16,826
Net Changes in Unrealized Appreciation of Investments	16,826
Net Gain on Investments	10,738
Net Increase in Net Assets Resulting from Operations	$22,344

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$11,606	$10,419
Net realized loss on investments	(6,088)	(16,622)
Net unrealized appreciation of investments	16,826	30,505
Net Increase In Net Assets Resulting From Operations	22,344	24,302
Distributions to Shareholders:
From net investment income
Class A	(7,169)	(6,616)
Class B	(319)	(315)
Class C	(1,779)	(1,444)
Class I	(366)	(298)
Class L	(348)	(333)
Class Y	(1,645)	(1,464)
Total distributions	(11,626)	(10,470)
Capital Share Transactions:
Class A	(2,018)	29,626 *
Class B	(1,580)	2,903 †
Class C	3,279	13,317 ‡
Class I	1,135	1,831
Class L	(40)	1,016 §
Class Y	(1,580)	13,063 **
Net increase (decrease) from capital share transactions	(804)	61,756
Proceeds from regulatory settlements	3	—
Net Increase In Net Assets	9,917	75,588
Net Assets:
Beginning of period	250,320	174,732
End of period	$260,237	$250,320
Accumulated undistributed (distribution in excess of) net investment income (loss)	$83	$103

*	Includes merger activity in the amount of $38,488.
†	Includes merger activity in the amount of $3,184.
‡	Includes merger activity in the amount of $9,178.
§	Includes merger activity in the amount of $2,261.
**	Includes merger activity in the amount of $15,883.

The accompanying notes are an integral part of these financial statements.

The Hartford Tax-Free National Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Tax-Free National Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.50%. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

The Hartford Tax-Free National Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

d)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

e)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

f)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

g)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The Hartford Tax-Free National Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Tax Exempt Income †	$11,621	$10,453
Ordinary Income	—	8

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$273
Accumulated Capital Losses *	(49,216)
Unrealized Appreciation †	11,922
Total Accumulated Deficit	$(37,021)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – As of October 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2013	$5
2014	433
2015	2,885
2016	23,184
2017	16,621
2018	6,088
Total	$49,216

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit future utilization of capital losses.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class Y
0.85%	1.60%	1.60%	0.60%	0.80%	0.60%

The Hartford Tax-Free National Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	0.85%	0.85%	0.85%	0.85%		1.00%
Class B Shares	1.60	1.60	1.60	1.60		1.75
Class C Shares	1.60	1.60	1.60	1.60		1.75
Class I Shares	0.60	0.60	0.60	0.60	*
Class L Shares	0.80	0.80	0.80	0.86		1.05
Class Y Shares	0.57	0.59	0.60	0.64		0.89

* From May 31, 2007 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C and L Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $553 and contingent deferred sales charges of $26 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C and L shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $16. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	303

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$46,310
Sales Proceeds Excluding U.S. Government Obligations	45,554

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,674	646	(5,542)	—	(222)	6,305	624	(7,862)	4,486	3,553
Amount	$43,441	$6,003	$(51,462)	$—	$(2,018)	$53,944	$5,410	$(68,216)	$38,488	$29,626
Class B
Shares	74	28	(274)	—	(172)	260	30	(319)	376	347
Amount	$688	$254	$(2,522)	$—	$(1,580)	$2,192	$260	$(2,733)	$3,184	$2,903
Class C
Shares	1,270	135	(1,051)	—	354	1,966	119	(1,599)	1,073	1,559
Amount	$11,713	$1,249	$(9,683)	$—	$3,279	$16,764	$1,028	$(13,653)	$9,178	$13,317
Class I
Shares	259	33	(172)	—	120	327	31	(144)	—	214
Amount	$2,433	$309	$(1,607)	$—	$1,135	$2,843	$271	$(1,283)	$—	$1,831
Class L
Shares	6	29	(39)	—	(4)	29	30	(205)	268	122
Amount	$55	$271	$(366)	$—	$(40)	$248	$256	$(1,749)	$2,261	$1,016
Class Y
Shares	18	132	(321)	—	(171)	11	123	(464)	1,879	1,549
Amount	$168	$1,228	$(2,976)	$—	$(1,580)	$89	$1,067	$(3,976)	$15,883	$13,063
Total
Shares	6,301	1,003	(7,399)	—	(95)	8,898	957	(10,593)	8,082	7,344
Amount	$58,498	$9,314	$(68,616)	$—	$(804)	$76,080	$8,292	$(91,610)	$68,994	$61,756

The Hartford Tax-Free National Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	39	$364
For the Year Ended October 31, 2009	11	$93

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $3, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

[This page is intentionally left blank]

The Hartford Tax-Free National Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$9.11	$0.43	$–	$0.40	$0.83	$(0.44)	$–	$–	$(0.44)	$0.39	$9.50
B	9.04	0.36	–	0.40	0.76	(0.37)	–	–	(0.37)	0.39	9.43
C	9.07	0.36	–	0.40	0.76	(0.37)	–	–	(0.37)	0.39	9.46
I	9.13	0.46	–	0.39	0.85	(0.46)	–	–	(0.46)	0.39	9.52
L	9.08	0.44	–	0.39	0.83	(0.44)	–	–	(0.44)	0.39	9.47
Y	9.09	0.46	–	0.39	0.85	(0.46)	–	–	(0.46)	0.39	9.48

For the Year Ended October 31, 2009
A	8.67	0.43	–	0.44	0.87	(0.43)	–	–	(0.43)	0.44	9.11
B	8.61	0.36	–	0.44	0.80	(0.37)	–	–	(0.37)	0.43	9.04
C	8.63	0.37	–	0.44	0.81	(0.37)	–	–	(0.37)	0.44	9.07
I	8.69	0.45	–	0.45	0.90	(0.46)	–	–	(0.46)	0.44	9.13
L	8.64	0.48	–	0.40	0.88	(0.44)	–	–	(0.44)	0.44	9.08
Y	8.65	0.45	–	0.45	0.90	(0.46)	–	–	(0.46)	0.44	9.09

For the Year Ended October 31, 2008 (E)
A	10.88	0.48	–	(2.21)	(1.73)	(0.48)	–	–	(0.48)	(2.21)	8.67
B	10.80	0.39	–	(2.17)	(1.78)	(0.41)	–	–	(0.41)	(2.19)	8.61
C	10.83	0.39	–	(2.18)	(1.79)	(0.41)	–	–	(0.41)	(2.20)	8.63
I	10.90	0.48	–	(2.18)	(1.70)	(0.51)	–	–	(0.51)	(2.21)	8.69
L	10.85	0.48	–	(2.20)	(1.72)	(0.49)	–	–	(0.49)	(2.21)	8.64
Y	10.86	0.50	–	(2.20)	(1.70)	(0.51)	–	–	(0.51)	(2.21)	8.65

For the Year Ended October 31, 2007
A	11.34	0.47	–	(0.44)	0.03	(0.46)	(0.03)	–	(0.49)	(0.46)	10.88
B	11.26	0.38	–	(0.43)	(0.05)	(0.38)	(0.03)	–	(0.41)	(0.46)	10.80
C	11.29	0.38	–	(0.43)	(0.05)	(0.38)	(0.03)	–	(0.41)	(0.46)	10.83
I(F)	11.17	0.21	–	(0.27)	(0.06)	(0.21)	–	–	(0.21)	(0.27)	10.90
L(I)	11.31	0.48	–	(0.45)	0.03	(0.46)	(0.03)	–	(0.49)	(0.46)	10.85
Y(I)	11.32	0.51	–	(0.46)	0.05	(0.48)	(0.03)	–	(0.51)	(0.46)	10.86

For the Year Ended October 31, 2006
A	11.13	0.45	–	0.29	0.74	(0.45)	(0.08)	–	(0.53)	0.21	11.34
B	11.06	0.37	–	0.28	0.65	(0.37)	(0.08)	–	(0.45)	0.20	11.26
C	11.09	0.37	–	0.28	0.65	(0.37)	(0.08)	–	(0.45)	0.20	11.29
L	11.10	0.44	–	0.29	0.73	(0.44)	(0.08)	–	(0.52)	0.21	11.31
Y	11.11	0.46	–	0.29	0.75	(0.46)	(0.08)	–	(0.54)	0.21	11.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 31, 2007.
(G)	Not annualized.
(H)	Annualized.
(I)	Classes H, M and N were merged into Class L and Class E was merged into Class Y on February 9, 2007.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

9.26%		$156,092	0.86%		0.85%		0.85%		4.69%		19%
8.53		7,376	1.67		1.60		1.60		3.94		–
8.50		47,918	1.62		1.60		1.60		3.94		–
9.52		8,343	0.62		0.60		0.60		4.93		–
9.35		7,458	0.82		0.80		0.80		4.74		–
9.59		33,050	0.57		0.57		0.57		4.97		–

10.48		151,639	0.89		0.85		0.85		4.96		46
9.62		8,623	1.70		1.60		1.60		4.21		–
9.72		42,730	1.65		1.60		1.60		4.23		–
10.74		6,899	0.65		0.60		0.60		5.24		–
10.58		7,190	0.84		0.80		0.80		5.65		–
10.79		33,239	0.59		0.59		0.59		5.22		–

(16.40)		113,542	0.94		0.85		0.85		4.63		77
(16.97)		5,223	1.75		1.60		1.60		3.87		–
(17.02)		27,234	1.70		1.60		1.60		3.89		–
(16.16)		4,705	0.66		0.60		0.60		4.89		–
(16.41)		5,790	0.90		0.80		0.80		4.67		–
(16.22)		18,238	0.65		0.60		0.60		4.87		–

0.30		115,459	1.15		0.85		0.85		4.20		43
(0.45)		6,839	1.95		1.60		1.60		3.43		–
(0.45)		22,467	1.90		1.60		1.60		3.45		–
(0.54	) (G)	3,505	0.87	(H)	0.60	(H)	0.60	(H)	4.81	(H)	–
0.28		8,380	1.10		0.86		0.86		4.31		–
0.48		26,275	0.85		0.65		0.65		4.78		–

6.82		71,876	1.22		1.00		1.00		4.06		14
5.97		6,746	2.00		1.75		1.75		3.31		–
5.95		12,889	1.97		1.75		1.75		3.31		–
6.77		7,606	1.14		1.05		1.05		4.01		–
6.91		11	0.91		0.89		0.89		4.17		–

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Tax-Free National Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Tax-Free National Fund of The Hartford Mutual Funds II, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

The Hartford Tax-Free National Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Tax-Free National Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Tax-Exempt
	Income	Income	Total
Class A	0.435	N/A	0.435
Class B	0.366	N/A	0.366
Class C	0.366	N/A	0.366
Class I	0.458	N/A	0.458
Class L	0.439	N/A	0.439
Class Y	0.461	N/A	0.461

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The Hartford Tax-Free National Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,047.41	$4.39	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,045.04	$8.25	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class C	$1,000.00	$1,044.90	$8.25	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class I	$1,000.00	$1,049.80	$3.10	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class L	$1,000.00	$1,048.90	$4.13	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$1,050.13	$2.89	$1,000.00	$1,022.38	$2.85	0.56	184	365

The Hartford Tax-Free National Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Tax-Free National Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that HIFSCO had made changes to the Fund’s portfolio management team to address the Fund’s underperformance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

The Hartford Tax-Free National Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board noted that HIFSCO had decided to: (i) remove the transfer agent and accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010; and (ii) adjust the contractual expense limitation for the Fund’s Class L shares, effective March 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Value Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Value Opportunities Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Value Opportunities Fund inception 01/02/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Value Opportunities A#	19.78%	1.39%	2.72%
Value Opportunities A##	13.19%	0.25%	2.14%
Value Opportunities B#	18.89%	0.76%	NA*
Value Opportunities B##	13.89%	0.47%	NA*
Value Opportunities C#	18.85%	0.61%	1.95%
Value Opportunities C##	17.85%	0.61%	1.95%
Value Opportunities I#	20.00%	1.59%	3.00%
Value Opportunities L#	19.98%	1.54%	2.80%
Value Opportunities L##	14.28%	0.55%	2.30%
Value Opportunities R3#	19.56%	1.21%	2.74%
Value Opportunities R4#	19.79%	1.44%	2.86%
Value Opportunities R5#	20.17%	1.68%	2.98%
Value Opportunities Y#	20.28%	1.80%	3.04%
Russell 1000 Value Index	15.71%	0.62%	2.64%
Russell 3000 Value Index	16.40%	0.73%	3.04%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
 Classes A, B, C and Y shares were offered beginning on 2/19/02. Performance prior to that date for Classes A and Y is that of the Fund's Class L shares and for Class C is that of the Fund's Class N shares, respectively, which had lower operating expenses. Performance prior to 2/19/02 would have been lower if Classes A, C and Y shares expenses were applied during that period. (Class N shares are no longer offered.) Class I shares commenced operations on 8/31/06. Performance from 2/19/02 to 8/31/06 reflects Class A performance, prior to 2/19/02 reflects Class L performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance from 2/19/02 to 12/22/06 reflects Class Y performance, prior to 2/19/02 reflects Class L performance. The Fund's performance information prior to 4/1/01 reflects when the Fund was managed by a previous investment adviser.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 19.78%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmarks, the Russell 1000 Value Index Russell, which returned 15.71% and the 3000 Value Index, which returned 16.40% for the same period. The Fund also outperformed the 16.42% average return of the Lipper

2

Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were very volatile during the period due to significant macroeconomic concerns, which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in late summer of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank heightened. During the period, value stocks, as measured by the Russell 3000 Value Index (+16.4%), lagged growth stocks, as measured by the Russell 3000 Growth Index (+20.3%). Large-cap stocks, as measured by the S&P 500 Index (+16.5%), lagged mid-cap and small-cap stocks, as measured by the S&P MidCap 400 Index (+27.6%) and the Russell 2000 Index (+26.6%), respectively.

All ten sectors within the Russell 3000 Value Index posted positive returns during the period. Consumer Discretionary (+36%), Materials (+32%), and Industrials (+26%) were the top performers while Financials (+7%) and Energy (+11%) lagged, on a relative basis.

Consistent with our bottom-up (i.e. stock by stock fundamental research) stock selection investment process, positive stock selection was the primary driver of the Fund’s outperformance versus the benchmark. Security selection was strongest in Industrials, Health Care, Financials, and Consumer Staples and weakest within Materials, Consumer Discretionary, and Utilities. Sector allocation, a fall-out of the bottom-up process, contributed positively to relative returns.

The largest contributors to relative performance were Delta Airlines (Industrials), Exxon Mobil (Energy), and Ameriprise Financial (Financials). Shares of Delta Airlines rose on signs of improvement in high-margin business travel and improving revenue metrics. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Exxon Mobil relative to the benchmark for the majority of the period helped the Fund’s relative performance. Shares of Exxon Mobil declined during the period as the investment community reacted negatively to the announcement of Exxon’s unexpected and dilutive takeover of oil and gas producer XTO Energy. Shares of financial advisory and insurance provider Ameriprise Financial benefited from the company’s positive margin expansion following its acquisition of Columbia Management. Notable contributors to the Fund’s absolute returns included Comcast (Consumer Discretionary).

The largest detractors from relative performance included Vulcan Materials (Materials), Tsakos Energy (Energy) and Total SA (Energy). Shares of domestic aggregates producer Vulcan Materials declined due to a number of factors including a state and municipal financing squeeze, the delay of a federal highway bill and weakness in pricing and volumes for stone and cement products for residential and non-residential construction. Shares of energy shipper Tsakos Energy declined as oversupply depressed day rates for its tanker fleet, and the market worried about how the company would fund some upcoming ship purchases. Shares of multinational oil and gas producer Total declined following the company’s announcement of a weaker production growth outlook. Top detractors from the Fund’s absolute returns included Apollo Group (Consumer Discretionary) and Bank of America (Financials).

What is the outlook?

The confluence of quantitative easing, through which the government seeks to lower interest rates by buying bonds on the open market, and a general worry among investors about slowing macroeconomic growth prospects has brought U.S. bond yields down to strikingly low levels. With the five-year Treasury yielding just over one percent, it would suggest that the bond market believes other asset classes may offer a material risk of declines in price over the next five years so as to make a near-zero rate attractive.

Conversely, in the equity market we have found several compelling new holdings to add to the portfolio with what we see as attractive risk-reward characteristics, in some cases with high upside optionality to certain scenarios we consider likely. For example, our positions in agriculture-oriented stocks have gained favor recently as investors began to follow our belief, supported by detailed work, that food commodity inventories appear tight going into 2011. We also added to our holdings of large U.S. banks during the period, particularly Wells Fargo, as we believe negative sentiment around foreclosures brought valuations to very attractive levels.

At the end of the period, the portfolio was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Information Technology and Energy and most underweight in Telecommunication Services, Financials, and Consumer Staples relative to the benchmark.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	4.8%
Capital Goods (Industrials)	7.2
Commercial & Professional Services (Industrials)	1.5
Consumer Services (Consumer Discretionary)	2.3
Diversified Financials (Financials)	9.6
Energy (Energy)	14.4
Food, Beverage & Tobacco (Consumer Staples)	6.2
Health Care Equipment & Services (Health Care)	4.0
Insurance (Financials)	10.9
Materials (Materials)	6.4
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.1
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment (Information Technology)	0.5
Software & Services (Information Technology)	5.0
Technology Hardware & Equipment (Information Technology)	7.1
Transportation (Industrials)	1.9
Utilities (Utilities)	3.7
Short-Term Investments	2.4
Other Assets and Liabilities	(0.4)
Total	100.0%

3

The Hartford Value Opportunities Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Banks - 4.8%
71	Banco Santander Brasil S.A.	$1,022
41	Susquehanna Bancshares, Inc.	324
217	Wells Fargo & Co.	5,654
		7,000
	Capital Goods - 7.2%
79	Barnes Group, Inc.	1,443
14	General Dynamics Corp.	961
62	General Electric Co.	988
20	Honeywell International, Inc.	937
14	Lindsay Corp.	801
13	Lockheed Martin Corp.	955
32	Moog, Inc. Class A ●	1,200
51	Pentair, Inc.	1,657
66	Terex Corp. ●	1,473
		10,415
	Commercial & Professional Services - 1.5%
41	Herman Miller, Inc.	796
172	Steelcase, Inc.	1,445
		2,241
	Consumer Services - 2.3%
30	Apollo Group, Inc. Class A ●	1,113
29	DeVry, Inc.	1,383
288	Thomas Cook Group plc	834
		3,330
	Diversified Financials - 9.6%
33	Ameriprise Financial, Inc.	1,716
285	Bank of America Corp.	3,260
33	Bank of New York Mellon Corp.	825
41	JP Morgan Chase & Co.	1,531
68	Oaktree Capital ■●	2,380
74	Solar Cayman Ltd. ⌂●†	29
140	TD Ameritrade Holding Corp. ●	2,389
84	UBS AG	1,423
30	UBS AG ADR	509
		14,062
	Energy - 14.4%
11	Apache Corp.	1,131
18	Baker Hughes, Inc.	839
35	Cabot Oil & Gas Corp.	1,020
59	Canadian Natural Resources Ltd. ADR	2,141
39	Chevron Corp.	3,189
81	Cobalt International Energy ●	752
54	Consol Energy, Inc.	1,989
–	Inpex Corp.	1,239
36	Noble Corp.	1,226
21	Overseas Shipholding Group, Inc.	709
54	SBM Offshore N.V.	1,104
69	Southwestern Energy Co. ●	2,326
96	Tsakos Energy Navigation Ltd.	991
150	Weatherford International Ltd. ●	2,523
		21,179
	Food, Beverage & Tobacco - 6.2%
80	Archer Daniels Midland Co.	2,666
709	China Agri-Industries Holdings	1,036
–	Japan Tobacco, Inc.	836
36	Kraft Foods, Inc.	1,168
73	Molson Coors Brewing Co.	3,424
		9,130
	Health Care Equipment & Services - 4.0%
40	CIGNA Corp.	1,394
41	Covidien plc	1,615
57	Medtronic, Inc.	2,021
24	UnitedHealth Group, Inc.	854
		5,884
	Insurance - 10.9%
44	ACE Ltd.	2,628
34	Everest Re Group Ltd.	2,840
130	Fidelity National Financial, Inc.	1,734
41	Principal Financial Group, Inc.	1,109
68	Reinsurance Group of America, Inc.	3,410
161	Unum Group	3,614
2	White Mountains Insurance Group Ltd.	650
		15,985
	Materials - 6.4%
18	CF Industries Holdings, Inc.	2,169
19	HeidelbergCement AG	1,011
47	Methanex Corp.	1,299
24	Monsanto Co.	1,450
10	Mosaic Co.	717
42	Owens-Illinois, Inc. ●	1,177
46	Vulcan Materials Co.	1,661
		9,484
	Media - 2.3%
80	Comcast Corp. Class A	1,655
44	Comcast Corp. Special Class A	856
33	Virgin Media, Inc.	829
		3,340
	Pharmaceuticals, Biotechnology & Life Sciences - 7.1%
45	Amgen, Inc. ●	2,562
68	Gilead Sciences, Inc. ●	2,690
180	Pfizer, Inc.	3,128
14	Roche Holding AG	2,021
		10,401
	Retailing - 3.1%
39	Kohl's Corp. ●	1,997
74	Lowe's Co., Inc.	1,570
19	Target Corp.	997
		4,564
	Semiconductors & Semiconductor Equipment - 0.5%
25	Varian Semiconductor Equipment Associates, Inc. ●	807

	Software & Services - 5.0%
29	CACI International, Inc. Class A ●	1,444
83	Microsoft Corp.	2,214
32	Paychex, Inc.	897
159	Western Union Co.	2,804
		7,359
	Technology Hardware & Equipment - 7.1%
87	Arrow Electronics, Inc. ●	2,582
33	Avnet, Inc. ●	983
127	Cisco Systems, Inc. ●	2,909
102	Corning, Inc.	1,857
291	Flextronics International Ltd. ●	2,081
		10,412
	Transportation - 1.9%
193	Toll Holdings Ltd.	1,174

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Transportation - 1.9% - (continued)
23	United Parcel Service, Inc. Class B		$1,563
			2,737
	Utilities - 3.7%
49	Entergy Corp.		3,622
82	N.V. Energy, Inc.		1,114
27	PPL Corp.		737
			5,473
	Total common stocks
	(cost $138,146)		$143,803

	Total long-term investments
	(cost $138,146)		$143,803

SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $796,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $812)
$796	0.23%, 10/31/2010		$796
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $482,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $492)
482	0.23%, 10/31/2010		482
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,173,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $2,216)
2,173	0.22%, 10/31/2010		2,173
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $2, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $2)
2	0.21%, 10/31/2010		2
			3,453
	Total short-term investments
	(cost $3,453)		$3,453

	Total investments
	(cost $141,599) ▲	100.4%	$147,256
	Other assets and liabilities	(0.4)%	(549)
	Total net assets	100.0%	$146,707

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.4% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $143,078 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,749
Unrealized Depreciation	(7,571)
Net Unrealized Appreciation	$4,178

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $29, which represents 0.02% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

•	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $2,380, which represents 1.62% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007	74	Solar Cayman Ltd. - 144A	$55

The aggregate value of these securities at October 31, 2010, was $29, which represents 0.02% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$221	$219	11/01/2010	$2
Australian Dollar	JP Morgan Securities	Buy	11	11	11/04/2010	–
British Pound	Goldman Sachs	Buy	7	7	11/03/2010	–
Japanese Yen	Banc of America Securities	Sell	1,662	1,598	12/15/2010	(64)
Swiss Franc	Deutsche Bank Securities	Buy	146	146	11/03/2010	–
						$(62)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Banks	$7,000	$7,000	$–	$–
Capital Goods	10,415	10,415	–	–
Commercial & Professional Services	2,241	2,241	–	–
Consumer Services	3,330	2,496	834	–
Diversified Financials	14,062	10,230	1,423	2,409
Energy	21,179	18,836	2,343	–
Food, Beverage & Tobacco	9,130	7,258	1,872	–
Health Care Equipment & Services	5,884	5,884	–	–
Insurance	15,985	15,985	–	–
Materials	9,484	8,473	1,011	–
Media	3,340	3,340	–	–
Pharmaceuticals, Biotechnology & Life Sciences	10,401	8,380	2,021	–
Retailing	4,564	4,564	–	–
Semiconductors & Semiconductor Equipment	807	807	–	–
Software & Services	7,359	7,359	–	–
Technology Hardware & Equipment	10,412	10,412	–	–
Transportation	2,737	1,563	1,174	–
Utilities	5,473	5,473	–	–
Total	143,803	130,716	10,678	2,409
Short-Term Investments	3,453	–	3,453	–
Total	$147,256	$130,716	$14,131	$2,409
Foreign Currency Contracts*	2	–	2	–
Total	$2	$–	$2	$–
Liabilities:
Foreign Currency Contracts*	64	–	64	–
Total	$64	$–	$64	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$2,843	$—	$490	*	$—	$—	$(924)	$—	$—	$2,409
Total	$2,843	$—	$490		$—	$—	$(924)	$—	$—	$2,409

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $490.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $141,599)	$147,256
Cash	2
Unrealized appreciation on foreign currency contracts	2
Receivables:
Investment securities sold	3,115
Fund shares sold	118
Dividends and interest	72
Other assets	83
Total assets	150,648
Liabilities:
Unrealized depreciation on foreign currency contracts	64
Payables:
Investment securities purchased	3,626
Fund shares redeemed	181
Investment management fees	19
Administrative fees	—
Distribution fees	7
Accrued expenses	44
Total liabilities	3,941
Net assets	$146,707
Summary of Net Assets:
Capital stock and paid-in-capital	$213,237
Accumulated undistributed net investment income	305
Accumulated net realized loss on investments and foreign currency transactions	(72,429)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,594
Net assets	$146,707

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$12.15/$12.86
Shares outstanding	5,713
Net assets	$69,397
Class B: Net asset value per share	$10.94
Shares outstanding	646
Net assets	$7,069
Class C: Net asset value per share	$10.91
Shares outstanding	1,004
Net assets	$10,954
Class I: Net asset value per share	$12.04
Shares outstanding	124
Net assets	$1,494
Class L: Net asset value per share/Maximum offering price per share	$12.18/$12.79
Shares outstanding	1,837
Net assets	$22,373
Class R3: Net asset value per share	$12.30
Shares outstanding	83
Net assets	$1,021
Class R4: Net asset value per share	$12.37
Shares outstanding	416
Net assets	$5,147
Class R5: Net asset value per share	$12.45
Shares outstanding	12
Net assets	$154
Class Y: Net asset value per share	$12.51
Shares outstanding	2,326
Net assets	$29,098

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,380
Interest	5
Less: Foreign tax withheld	(34)
Total investment income	2,351

Expenses:
Investment management fees	1,099
Administrative services fees	9
Transfer agent fees	291
Distribution fees
Class A	181
Class B	78
Class C	109
Class L	56
Class R3	6
Class R4	11
Custodian fees	12
Accounting services fees	19
Registration and filing fees	91
Board of Directors' fees	4
Audit fees	7
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,011
Expense waivers	(102)
Transfer agent fee waivers	(17)
Commission recapture	(4)
Custodian fee offset	—
Total waivers and fees paid indirectly	(123)
Total expenses, net	1,888
Net Investment Income	463
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	13,956
Net realized loss on foreign currency contracts	(93)
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments and Foreign Currency Transactions	13,874
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	8,674
Net unrealized depreciation of foreign currency contracts	(66)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	8,611
Net Gain on Investments and Foreign Currency Transactions	22,485
Net Increase in Net Assets Resulting from Operations	$22,948

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$463	$606
Net realized gain (loss) on investments and foreign currency transactions	13,874	(35,600)
Net unrealized appreciation of investments and foreign currency transactions	8,611	56,417
Net Increase In Net Assets Resulting From Operations	22,948	21,423
Distributions to Shareholders:
From net investment income
Class A	(336)	(1,018)
Class B	(7)	(95)
Class C	—	(73)
Class I	(8)	(22)
Class L	(107)	(402)
Class R3	(1)	(12)
Class R4	(17)	(41)
Class R5	—	—
Class Y	(62)	(82)
Total distributions	(538)	(1,745)
Capital Share Transactions:
Class A	(10,213)	(4,136)
Class B	(2,197)	(1,211)
Class C	(1,046)	(2,757)
Class I	(156)	77
Class L	(2,677)	(2,335)
Class R3	89	(44)
Class R4	897	1,077
Class R5	131	5
Class Y	19,751	(10,677)
Net increase (decrease) from capital share transactions	4,579	(20,001)
Net Increase (Decrease) In Net Assets	26,989	(323)
Net Assets:
Beginning of period	119,718	120,041
End of period	$146,707	$119,718
Accumulated undistributed (distribution in excess of) net investment income (loss)	$305	$495

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Opportunities Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open- end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.75%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex- dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and

12

which are valued using third party pricing services; foreign equities, whose value is determined using a multi- factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

13

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

14

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$2	Unrealized depreciation on foreign	$64
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(93)	$—	$(93)
Total	$—	$—	$—	$(93)	$—	$(93)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(66)	—	$(66)
Total	$—	$—	$—	$(66)	$—	$(66)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

15

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$538	$1,745

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$243
Accumulated Capital Losses *	(70,951)
Unrealized Appreciation †	4,178
Total Accumulated Deficit	$(66,530)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(115)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	115

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$35,824
2017	35,127
Total	$70,951

As of October 31, 2010, the Fund utilized $13,364 of prior year capital loss carryforwards.

16

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year- end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.40%	1.55%	1.25%	0.95%	0.90%

17

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.40%	1.60%	1.30%	1.00%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.35%	1.19%	1.40%	1.40%		1.39%
Class B Shares	2.10	1.61	1.94	2.13		2.11
Class C Shares	2.10	1.97	2.15	2.15		2.14
Class I Shares	1.05	1.09	1.15	1.15		1.15	*
Class L Shares	1.14	1.19	1.20	1.24		1.22
Class R3 Shares	1.58	1.59	1.65	1.65	†
Class R4 Shares	1.28	1.29	1.35	1.35	†
Class R5 Shares	0.97	0.99	1.05	1.05	†
Class Y Shares	0.90	0.95	0.96	0.94		0.99

* From August 31, 2006 (commencement of operations), through October 31, 2006.
† From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $284 and contingent deferred sales charges of $15 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder

18

used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $15. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

		Total Return Excluding
	Impact from Payment from Affiliate for	Payment from Affiliate for the
	SEC Settlement for the Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.72%
Class B	0.01	8.89
Class C	0.01	8.90
Class I	0.01	10.07
Class L	0.01	9.91
Class Y	0.01	10.29

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

19

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$122,324
Sales Proceeds Excluding U.S. Government Obligations	118,155

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,140	28	(2,086)	—	(918)	1,819	131	(2,568)	—	(618)
Amount	$13,157	$315	$(23,685)	$—	$(10,213)	$15,834	$974	$(20,944)	$—	$(4,136)
Class B
Shares	24	—	(236)	—	(212)	113	14	(295)	—	(168)
Amount	$252	$7	$(2,456)	$—	$(2,197)	$865	$92	$(2,168)	$—	$(1,211)
Class C
Shares	169	—	(271)	—	(102)	174	10	(592)	—	(408)
Amount	$1,740	$—	$(2,786)	$—	$(1,046)	$1,330	$65	$(4,152)	$—	$(2,757)
Class I
Shares	57	1	(74)	—	(16)	154	3	(157)	—	—
Amount	$654	$7	$(817)	$—	$(156)	$1,468	$22	$(1,413)	$—	$77
Class L
Shares	49	9	(292)	—	(234)	80	53	(411)	—	(278)
Amount	$561	$107	$(3,345)	$—	$(2,677)	$652	$394	$(3,381)	$—	$(2,335)
Class R3
Shares	68	—	(61)	—	7	54	1	(58)	—	(3)
Amount	$803	$1	$(715)	$—	$89	$473	$12	$(529)	$—	$(44)
Class R4
Shares	149	2	(77)	—	74	164	6	(52)	—	118
Amount	$1,768	$17	$(888)	$—	$897	$1,484	$40	$(447)	$—	$1,077
Class R5
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$132	$—	$(1)	$—	$131	$5	$—	$—	$—	$5
Class Y
Shares	2,263	5	(629)	—	1,639	408	11	(1,925)	—	(1,506)
Amount	$27,066	$62	$(7,377)	$—	$19,751	$3,992	$82	$(14,751)	$—	$(10,677)
Total
Shares	3,930	45	(3,726)	—	249	2,966	229	(6,058)	—	(2,863)
Amount	$46,133	$516	$(42,070)	$—	$4,579	$26,103	$1,681	$(47,785)	$—	$(20,001)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	43	$502
For the Year Ended October 31, 2009	28	$235

20

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford Value Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$10.19	$0.04	$–	$1.97	$2.01	$(0.05)	$–	$–	$(0.05)	$1.96	$12.15
B	9.21	(0.04)	–	1.78	1.74	(0.01)	–	–	(0.01)	1.73	10.94
C	9.18	(0.04)	–	1.77	1.73	–	–	–	–	1.73	10.91
I	10.09	0.07	–	1.94	2.01	(0.06)	–	–	(0.06)	1.95	12.04
L	10.20	0.06	–	1.97	2.03	(0.05)	–	–	(0.05)	1.98	12.18
R3	10.30	0.01	–	2.00	2.01	(0.01)	–	–	(0.01)	2.00	12.30
R4	10.37	0.05	–	2.00	2.05	(0.05)	–	–	(0.05)	2.00	12.37
R5	10.43	0.07	–	2.03	2.10	(0.08)	–	–	(0.08)	2.02	12.45
Y	10.47	0.08	–	2.04	2.12	(0.08)	–	–	(0.08)	2.04	12.51

For the Year Ended October 31, 2009 (E)
A	8.22	0.06	–	2.06	2.12	(0.15)	–	–	(0.15)	1.97	10.19
B	7.42	0.02	–	1.87	1.89	(0.10)	–	–	(0.10)	1.79	9.21
C	7.38	(0.01)	–	1.86	1.85	(0.05)	–	–	(0.05)	1.80	9.18
I	8.15	0.06	–	2.05	2.11	(0.17)	–	–	(0.17)	1.94	10.09
L	8.26	0.06	–	2.06	2.12	(0.18)	–	–	(0.18)	1.94	10.20
R3	8.33	0.02	–	2.09	2.11	(0.14)	–	–	(0.14)	1.97	10.30
R4	8.39	0.04	–	2.11	2.15	(0.17)	–	–	(0.17)	1.98	10.37
R5	8.44	0.07	–	2.12	2.19	(0.20)	–	–	(0.20)	1.99	10.43
Y	8.48	0.11	–	2.08	2.19	(0.20)	–	–	(0.20)	1.99	10.47

For the Year Ended October 31, 2008
A	18.24	0.09	–	(7.48)	(7.39)	(0.04)	(2.59)	–	(2.63)	(10.02)	8.22
B	16.75	–	–	(6.74)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.42
C	16.71	(0.03)	–	(6.71)	(6.74)	–	(2.59)	–	(2.59)	(9.33)	7.38
I	18.13	0.07	–	(7.37)	(7.30)	(0.09)	(2.59)	–	(2.68)	(9.98)	8.15
L	18.31	0.10	–	(7.49)	(7.39)	(0.07)	(2.59)	–	(2.66)	(10.05)	8.26
R3	18.56	0.10	–	(7.64)	(7.54)	(0.10)	(2.59)	–	(2.69)	(10.23)	8.33
R4	18.61	0.12	–	(7.66)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.39
R5	18.66	0.10	–	(7.64)	(7.54)	(0.09)	(2.59)	–	(2.68)	(10.22)	8.44
Y	18.73	0.12	–	(7.67)	(7.55)	(0.11)	(2.59)	–	(2.70)	(10.25)	8.48

For the Year Ended October 31, 2007
A	18.26	0.08	–	1.56	1.64	(0.14)	(1.52)	–	(1.66)	(0.02)	18.24
B	16.92	(0.04)	–	1.43	1.39	(0.04)	(1.52)	–	(1.56)	(0.17)	16.75
C	16.92	(0.01)	–	1.40	1.39	(0.08)	(1.52)	–	(1.60)	(0.21)	16.71
I	18.27	0.34	–	1.36	1.70	(0.32)	(1.52)	–	(1.84)	(0.14)	18.13
L(G)	18.29	0.09	–	1.59	1.68	(0.14)	(1.52)	–	(1.66)	0.02	18.31
R3(H)	17.74	–	–	0.82	0.82	–	–	–	–	0.82	18.56
R4(H)	17.74	–	–	0.87	0.87	–	–	–	–	0.87	18.61
R5(H)	17.74	0.12	–	0.80	0.92	–	–	–	–	0.92	18.66
Y	18.48	0.51	–	1.26	1.77	–	(1.52)	–	(1.52)	0.25	18.73

For the Year Ended October 31, 2006 (E)
A	15.56	0.09	–	3.11	3.20	–	(0.50)	–	(0.50)	2.70	18.26
B	14.56	(0.03)	–	2.89	2.86	–	(0.50)	–	(0.50)	2.36	16.92
C	14.56	(0.04)	–	2.90	2.86	–	(0.50)	–	(0.50)	2.36	16.92
I(K)	17.12	0.01	–	1.14	1.15	–	–	–	–	1.15	18.27
L	15.58	0.12	–	3.11	3.23	(0.02)	(0.50)	–	(0.52)	2.71	18.29
Y	15.74	0.15	–	3.15	3.30	(0.06)	(0.50)	–	(0.56)	2.74	18.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Classes H, M and N were merged into Class L on February 9, 2007.
(H)	Commenced operations on December 22, 2006.
(I)	Not annualized.
(J)	Annualized.
(K)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

19.78%		$69,397	1.46%		1.35%		1.35%		0.34%		87%
18.89		7,069	2.42		2.10		2.10		(0.40)		–
18.85		10,954	2.18		2.10		2.10		(0.41)		–
20.00		1,494	1.05		1.05		1.05		0.64		–
19.98		22,373	1.16		1.14		1.14		0.54		–
19.56		1,021	1.67		1.58		1.58		0.10		–
19.79		5,147	1.31		1.28		1.28		0.39		–
20.17		154	1.07		0.98		0.98		0.65		–
20.28		29,098	0.91		0.91		0.91		0.73		–

26.41		67,577	1.66		1.20		1.20		0.67		90
25.90		7,903	2.74		1.63		1.63		0.26		–
25.33		10,158	2.39		1.98		1.98		(0.07)		–
26.68		1,416	1.17		1.10		1.10		0.71		–
26.39		21,122	1.22		1.20		1.20		0.67		–
25.97		784	1.78		1.60		1.60		0.28		–
26.38		3,551	1.36		1.30		1.30		0.50		–
26.77		12	1.12		1.00		1.00		0.77		–
26.76		7,195	0.96		0.96		0.96		1.20		–

(46.75)		59,576	1.50		1.40		1.40		0.62		65
(46.99)		7,613	2.47		1.95		1.95		0.08		–
(47.13)		11,167	2.21		2.15		2.15		(0.12)		–
(46.63)		1,139	1.22		1.15		1.15		0.99		–
(46.62)		19,403	1.21		1.20		1.20		0.82		–
(46.93)		657	1.72		1.65		1.65		0.30		–
(46.73)		1,877	1.37		1.35		1.35		0.66		–
(46.57)		6	1.07		1.05		1.05		0.96		–
(46.52)		18,603	0.97		0.97		0.97		1.01		–

9.73	(F)	157,671	1.48		1.40		1.40		0.48		77
8.90	(F)	20,792	2.38		2.13		2.13		(0.25)		–
8.91	(F)	32,738	2.19		2.15		2.15		(0.28)		–
10.08	(F)	4,659	1.22		1.15		1.15		0.61		–
9.92	(F)	43,102	1.26		1.25		1.25		0.50		–
4.62	(I)	124	1.78	(J)	1.65	(J)	1.65	(J)	0.03	(J)	–
4.90	(I)	732	1.40	(J)	1.35	(J)	1.35	(J)	(0.01	)(J)	–
5.19	(I)	11	1.17	(J)	1.05	(J)	1.05	(J)	0.75	(J)	–
10.30	(F)	26,645	0.94		0.94		0.94		1.19		–

21.12		111,324	1.52		1.40		1.40		0.51		57
20.21		18,271	2.38		2.12		2.12		(0.20)		–
20.20		22,466	2.22		2.15		2.15		(0.24)		–
6.72	(I)	12	1.38	(J)	1.15	(J)	1.15	(J)	0.12	(J)	–
21.31		32,983	1.23		1.23		1.23		0.68		–
21.55		102,915	1.00		1.00		1.00		0.90		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds II, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Opportunities Fund of The Hartford Mutual Funds II, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Value Opportunities Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.051	N/A	N/A	0.051
Class B	0.009	N/A	N/A	0.009
Class I	0.063	N/A	N/A	0.063
Class L	0.053	N/A	N/A	0.053
Class R3	0.014	N/A	N/A	0.014
Class R4	0.049	N/A	N/A	0.049
Class R5	0.077	N/A	N/A	0.077
Class Y	0.078	N/A	N/A	0.078

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Value Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$986.46	$6.76	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$983.30	$10.50	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class C	$1,000.00	$982.92	$10.50	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class I	$1,000.00	$987.93	$5.21	$1,000.00	$1,019.96	$5.30	1.04	184	365
Class L	$1,000.00	$987.29	$5.71	$1,000.00	$1,019.46	$5.80	1.14	184	365
Class R3	$1,000.00	$985.80	$7.86	$1,000.00	$1,017.29	$7.98	1.57	184	365
Class R4	$1,000.00	$986.74	$6.36	$1,000.00	$1,018.80	$6.46	1.27	184	365
Class R5	$1,000.00	$989.21	$4.86	$1,000.00	$1,020.32	$4.94	0.97	184	365
Class Y	$1,000.00	$989.22	$4.51	$1,000.00	$1,020.67	$4.58	0.90	184	365

29

The Hartford Value Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Value Opportunities Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the effect of recent changes to the Fund’s portfolio management team on the Fund’s short-term performance. The Board also noted that the Fund’s performance over multiple periods as compared to its peer group and benchmark had recently improved.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

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The Hartford Value Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.  The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.05% and Class Y shares by 0.10%. The Board noted that HIFSCO had also decided to: (i) remove the transfer agent and fund accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010; and (ii) adjust the contractual expense limitation for the Fund’s Class L shares, effective March 1, 2011.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its

32

affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

Mutual Funds II
		2009	2010

a	Audit Fees	$ 133,000	$ 92,400

b	Audit related fees	$ 5,261	$ 4,481
Audit-related services principally in connection with SEC Rule 17Ad-13 report.

c	Tax Fees	$ 30,904	$ 19,791

d	All other fees	$ -	$ -

e (1)		A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

e (2)	subject to pre approvel
One Hundred percent of the services described in items 4(b)through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X

f	hours
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2010, were attributed to work performed by persons other than the principal accountant's full-time employees.

g	Non audit fees	$ 998,615	$ 1,080,999

h
The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: December 14, 2010	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 14, 2010	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Date: December 14, 2010	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i)  Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures